UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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COUNTERPATH CORPORATION
(Name of Registrant as Specified in Its Charter)

Not Applicable
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COUNTERPATH CORPORATION
Suite 300 - 505 Burrard Street, Box 95
Vancouver, British Columbia
Canada V7X 1M3

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

September 25, 2013
11:00 A.M. VANCOUVER TIME

TO THE STOCKHOLDERS OF COUNTERPATH CORPORATION:

     NOTICE IS HEREBY GIVEN that CounterPath Corporation (the “Company”), a Nevada corporation, will hold its annual and special meeting of stockholders (the “Meeting”) on September 25, 2013 at 11:00 a.m. (Vancouver time) at Suite 300 – 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3.

The Meeting is being held for the following purposes:

1.	To elect Chris Cooper, Donovan Jones, Owen Matthews, Terence Matthews and Larry Timlick, as the directors of the Company for a term expiring on the day of the 2014 Meeting of stockholders;

2.

To ratify the selection of BDO Canada LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending April 30, 2014 and to authorize the Board of Directors to fix the remuneration of the auditors;

3.

To approve, ratify and confirm an amendment to the deferred share unit plan (the “DSUP”) to remove the requirement to have the Toronto Stock Exchange approve any annual grants of deferred share units to any one participant with an Award Market Value (as defined in the DSUP) of greater than $100,000 under the DSUP;

4.	To approve an amendment to the Company’s Articles of Incorporation to increase the authorized capital of the Company from 83,076,900 shares of common stock to 100,000,000 shares of common stock;

5.	To consider and cast an advisory vote on a non-binding resolution to approve the compensation of our executive officers as disclosed in the accompanying proxy statement;

6.	To consider and cast an advisory vote upon a non-binding resolution to determine the frequency of an advisory vote on executive compensation; and

7.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on July 29, 2013 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At the Meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Meeting.

     Your attention is directed to the accompanying proxy statement and exhibits which summarize each item to be voted upon. Stockholders who do not expect to attend the Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy in the enclosed envelope, or via the Internet by following the instructions provided in the enclosed proxy card, as soon as possible. To be represented at the meeting, proxies must be submitted to the Company’s transfer agent, Valiant Trust, Proxy Department, Suite 600, 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, Attention: Director, Client Services (Facsimile: 604-681-3067), or, if by Internet voting, at https://www.membersvote.com/counterpath, no later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the time of the meeting or adjournment thereof.

     THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS By:

/s/ Terence Matthews
Terence Matthews
Chairman of the Board
Dated: August 2, 2013

COUNTERPATH CORPORATION
Suite 300 - 505 Burrard Street, Box 95
Vancouver, British Columbia
Canada V7X 1M3

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

     The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the annual and special meeting of stockholders (the “Meeting”) to be held on September 25, 2013 at 11:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about August 23, 2013 to all holders of record of shares of our common stock (the “Common Stock”), being all of the stockholders entitled to vote at the Meeting. The Meeting will be held at Suite 300 – 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3.

Who Can Vote

     You are entitled to vote if you were a holder of record of shares of Common Stock as of the close of business on July 29, 2013 (the “Record Date”). Your shares of Common Stock can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

     Holders of record of shares of Common Stock at the close of business on July 29, 2013, the Record Date, will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented at the Meeting will be entitled to one (1) vote on each matter properly brought before the Meeting. On the Record Date, there were 41,945,655 shares of Common Stock issued and outstanding.

     In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 33 1 / 3 % of the shares entitled to vote, represented in person or by proxy, constitute a quorum at any meeting of stockholders.

Proxy Card and Revocation of Proxy

     Registered shareholders are entitled to vote at the Meeting. The persons named as proxyholders (the “Designated Persons”) in the enclosed form of proxy are directors and/or officers of our company.

     A shareholder has the right to appoint a person or corporation (who need not be a shareholder) to attend and act for or on behalf of that shareholder at the Meeting, other than the Designated Persons named in the enclosed form of proxy.

     To exercise this right, the shareholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person, in the blank space provided in the form of proxy.

     In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope, or via the Internet by following the instructions provided in the enclosed proxy card. To be represented at the meeting, proxies must be submitted to Valiant Trust Company, Proxy Department, Suite 600, 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, Attention: Director, Client Services (Facsimile: 604-681-3067) or, if by Internet voting, at https://www.membersvote.com/counterpath, no later than forty-eight (48) hours, excluding Saturday, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.

     If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

     Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Valiant Trust Company, Proxy Department, 600 - 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, facsimile: (604) 681-3067, or by voting again on a later date via the Internet (only your latest Internet proxy submitted prior to the Meeting will be counted) at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

     The persons named as proxy holders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the Meeting, other than the Designated Persons in the enclosed proxy card. To exercise this right, the stockholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

     The shares of Common Stock represented by a stockholder's proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and that, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

Voting of Shares

     Holders of shares of Common Stock of record on the Record Date, are entitled to one (1) vote for each share of Common Stock on all matters to be voted upon at the Meeting. Holders of shares of Common Stock may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

     All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares of Common Stock represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. Shares of Common Stock represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

     We will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of Common Stock. We are soliciting proxies and such solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

     Other than with respect to the resolution to approve the amendment to our Articles to increase our authorized capital, dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

Advice to Beneficial Stockholders

     Only registered holders of shares of Common Stock or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders are “non-registered” shareholders because the shares of Common Stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of Common Stock. More particularly, a person is not a registered shareholder in respect of the shares of Common Stock which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares of Common Stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators or self-administered RRSP’s, RRIF’s, RESPs and similar plans); or (b) in the name of a clearing agency (such as The CDS Clearing and Depositary Services Inc. (“CDS”)) of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators, we have distributed copies of the Notice of Meeting, this proxy statement and the form of proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

     Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of Common Stock beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with our transfer agent as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of a one page pre-printed form, the proxy authorization will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

     In either case, the purpose of this procedure is to permit a Non-Registered Holder to direct the voting of the shares of Common Stock which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

     There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to their name being known to the issuer of securities which they own (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

     These security holder materials are being sent to both registered and non-registered owners of shares of Common Stock. If you are a non-registered owner, and our company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

     At the Meeting, stockholders will be asked to consider six (6) proposals as follows: (1) the election of the Board; (2) the appointment of BDO Canada LLP as our independent registered public accounting firm, and the authorization for the Board to fix the remuneration of BDO Canada LLP; (3) an amendment to the deferred share unit plan (the “DSUP”) to remove the requirement to have the Toronto Stock Exchange approve any annual grants of deferred share units (each, a “DSU”) to any one participant with an Award Market Value (as defined in the DSUP) of greater than $100,000; (4) an amendment to our company’s Articles of Incorporation to increase the authorized capital of our company from 83,076,900 shares of Common Stock to 100,000,000 shares of Common Stock; (5) the non-binding resolution to approve the compensation of our executive officers as disclosed in this proxy statement; and (6) the non-binding resolution to determine the frequency of an advisory vote on executive compensation. A summary of these proposals is as follows:

Proposal 1. Election of Directors.

     The entire Board is elected annually by the stockholders at the Meeting. The Board has selected five nominees based upon their ability and experience. The nominees consist of Chris Cooper, Donovan Jones, Owen Matthews, Terence Matthews and Larry Timlick. All of the nominees are currently serving as directors of our company.

     The Board recommends that you vote FOR the election of the nominees as directors of our company.

Proposal 2. Appointment of Independent Accountants.

     The Audit Committee has nominated BDO Canada LLP, Chartered Accountants, to serve as our independent registered public accounting firm until the next annual meeting in 2014. BDO Canada LLP provided audit and tax services for the fiscal years ended April 30, 2007 through April 30, 2013.

     Representatives of BDO Canada LLP will be present at the Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

     The Board recommends that you vote FOR approval of BDO Canada LLP as the independent registered public accounting firm for our company and for the authorization for the Board to fix the remuneration of BDO Canada LLP.

Proposal 3. Amendment to Deferred Share Unit Plan

     We originally received approval of the DSUP, as a TSX Venture Exchange (the “TSXV”) listed company, by the TSXV and our shareholders. The TSXV approved the DSUP subject to a requirement that the TSXV approve any annual grants of DSUs to any one participant with an Award Market Value of greater than $100,000 under the DSUP.

     Since the initial approval of the DSUP, our company has graduated to the Toronto Stock Exchange (“TSX”) where it is no longer subject to the requirements to have the TSX approve any annual grants of DSUs. Accordingly, we are seeking to amend the DSUP to remove the requirement for such TSX approval under the DSUP by a vote of shareholders.

     The Board recommends that you vote FOR approval to amend the DSUP to remove the requirement to have the TSX approve any annual grants of DSUs to any one participant with an Award Market Value of greater than $100,000 under our DSUP.

Proposal 4 Increase in Authorized Common Stock

     Our Articles of Incorporation currently authorize the issuance of 100,000,000 shares of preferred stock and 83,076,900 shares of Common Stock, par value $0.001 per share. As of July 29, 2013, there are no shares of preferred stock outstanding and there were 41,945,655 shares of Common Stock outstanding.

     We wish to increase the authorized capital from 83,076,900 shares of Common Stock to 100,000,000 shares of Common Stock.

     The Board believes it is in the best interest of our company to increase the number of authorized shares of Common Stock in order to give us greater flexibility in considering and planning for future corporate purposes, including, without limitation, financings, strategic transactions as well as other general corporate transactions.

     The Board recommends that you vote FOR approval of the amendment of our Articles of Incorporation to increase the number of authorized shares of Common Stock.

Proposal 5. Non-binding resolution to approve the compensation of our executive officers disclosed in this proxy statement

     As required by Section 14A under the Exchange Act, we will hold an advisory, non-binding vote to approve the compensation of our named executive officers (referred to as the say-on-pay vote) as disclosed in the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement.

     The Compensation Committee is generally empowered to review the performance and development of our management in achieving corporate goals and objectives and to assure that our senior executives are compensated effectively in a manner consistent with our strategy, competitive practice and the requirements of the appropriate regulatory bodies. The say-on-pay vote is advisory, and therefore not binding on our company or our Board. Although non-binding, the vote will provide information to our Board regarding investor sentiment about our executive compensation philosophy, policies and practices, which our Board will be able to consider when determining executive compensation for the years to come.

     The Board recommends that you vote FOR adoption of the resolution approving, on an advisory basis, the compensation of our named executive officers, as descried in the Executive Compensation section of this proxy statement.

Proposal 6. Non-binding resolution to determine the frequency of an advisory vote on executive compensation

     As required by Section 14A under the Exchange Act, we will hold an advisory, non-binding vote regarding the frequency with which stockholders should have an opportunity to provide a say-on-pay vote. We are providing stockholders the option of selecting a frequency of every one, two or three years, or abstaining.

     This vote is advisory, and therefore not binding on our company or our Board. Although the vote is non-binding, our Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering how frequently we should conduct future say-on-pay votes.

     The Board recommends that you vote FOR every “three years” as the frequency of future advisory votes on the compensation of our named executive officers.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of our shareholders or until their successors are elected and qualify. Our Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of our Board.

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Donovan Jones(1) British Columbia, Canada	President, Chief Executive Officer, Director	44	April 24, 2006
David Karp British Columbia, Canada	Chief Financial Officer, Treasurer, Corporate Secretary	48	September 7, 2006
Terence Matthews Ontario, Canada	Chairman of the Board, Director	70	August 2, 2007
Owen Matthews(2) British Columbia, Canada	Vice-Chairman of the Board, Director	41	August 2, 2007
Peter Charbonneau(3) Ontario, Canada	Director	59	October 1, 2008
Chris Cooper(2)(3) British Columbia, Canada	Director	43	August 17, 2005
William Jin(4) Ontario, Canada	Director	43	October 1, 2008
Larry Timlick(2)(3) British Columbia, Canada	Director	56	June 17, 2005

(1)	Appointed President and Chief Operating Officer on April 24, 2006, Director on June 1, 2007 and President and Chief Executive Officer on April 30, 2008.
(2)	Member of our Compensation Committee.
(3)	Member of our Audit Committee.
(4)	William Jin resigned on April 3, 2013.

PROPOSAL 1
NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

     Our bylaws provide for a board of directors of between one and ten directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each Meeting, continuing in office until the next annual meeting of stockholders and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a board of six directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

     During fiscal 2013, the Board had four formal meetings and all of the directors attended at least 75% of the total number of meetings of the Board and committees on which they served.

     We have not adopted a formal policy with respect to the members of our Board attending our Meeting. There were two members of the Board who attended last year’s annual meeting of stockholders.

Nominees for Election

     The entire board of directors is elected annually by the stockholders at the annual meeting of stockholders. The Board has selected five nominees based upon their ability and experience. The nominees consist of Chris Cooper, Donovan Jones, Owen Matthews, Terence Matthews and Larry Timlick. All of the nominees are currently serving as directors of our company. The Board recommends that you vote FOR each of the nominees.

     Set forth below is biographical information for each person nominated for election to the Board.

Donovan Jones

     Mr. Jones has been our President and Chief Executive Officer since April 30, 2008 and was President and Chief Operating Officer since April 2006. Between May 2005 and April 2006, he was our company’s Vice President of Sales. Prior to this, from February 2005 and June 2006, Mr. Jones was with a boutique investment banking firm, where he was responsible for sourcing and executing transactions for mid-market private companies. From May 1996 to October 2004, with TELUS Communications, Canada’s second largest telecommunications company, Mr. Jones held increasingly senior positions in corporate development and client solutions, which had him involved in planning and executing a series of merger, acquisition and divestiture activities in the telecommunications, application development and data network integration space and responsibility for a business unit focused on the selling, implementing and management of enterprise voice, data and IP infrastructure. Mr. Jones holds a Masters in Business Administration from the University of Calgary and an Economics degree from the University of Alberta. Our Board has determined that Mr. Jones should serve on the Board as a director and as the President and Chief Executive Officer of our company based on his combined academic and career experience, as well as his extensive experience in senior positions within our company and the telecommunications industry.

Terence Matthews

     Sir Terence Matthews is our Chairman of the Board and has been a director of our company since August 2, 2007. Mr. Matthews is the founder and Chairman of Wesley Clover International Corporation, an investment vehicle and holding company. Mr. Matthews has either founded or funded over 80 companies since 1972 including Newbridge Networks Corporation, a company he founded in 1986 and which became a leader in the worldwide data networking industry. When France-based Alcatel acquired Newbridge Networks Corporation in May 2000, the company employed more than 6,500 employees and recorded fiscal year 1999 revenue of $1.8 billion. In 1972, before launching Newbridge Networks Corporation, Mr. Matthews co-founded Mitel Networks Corporation, a world leader in the design and manufacture of enterprise communications solutions. Wesley Clover has interests in a broad range of next-generation technology companies, real estate, hotels and resorts. Mr. Matthews is also Chairman of a number of private and publicly traded companies including Mitel Networks Corporation and Solace Systems, Inc. and sits as a director on the boards of several others. Mr. Matthews holds an honours degree in electronics from the University of Wales and is a Fellow of the Institute of Electrical Engineers and of the Royal Academy of Engineering. He has been awarded honorary doctorates by several universities, including the University of Wales and Carleton University in Ottawa. In 1994, he was appointed an Officer of the Order of the British Empire, and in the 2001 Queen's Birthday Honours, he was awarded a Knighthood. In 2011, he was appointed Patron of the Cancer Stem Cell Research Institute at Cardiff University. Our Board has determined that Mr. Matthews should serve on the Board as a director of our company and as the Chairman of the Board based on his career in founding and developing companies specific to the advancement of the telecommunications industry, as well as his extensive network in the telecommunications and technology industry.

Owen Matthews

     Mr. Matthews is our Vice-Chairman of the Board and has been a director of our company since August 2, 2007. Mr. Matthews also currently serves as the Executive Vice-President of Wesley Clover International Corporation, an investment vehicle and holding company. Between October 1998 and August 2, 2007, Mr. Matthews was Chief Executive Officer of NewHeights Software Inc. In this capacity, Mr. Matthews was responsible for NewHeights’ overall corporate growth and ensuring that the company delivered industry leading personal communications management solutions. Mr. Matthews was active in driving the NewHeights’ sales process, both domestically and internationally, and regularly engaged in technology strategy sessions with carriers, customer-premise equipment vendors and PC equipment manufacturers. In 1998, Mr. Matthews co-founded NewHeights in response to the emerging shift towards the development of commercial IP Telephony systems. Foreseeing the widespread adoption of IP PBXs and hosted IP Centrex, Mr. Matthews launched NewHeights to develop an intuitive, next-generation software client that would bring together the power of both the telephony and data networks in an intuitive graphic interface. Our Board has determined Mr. Matthews should serve on the Board as a director of our company and the Vice-Chairman of the Board given that Mr. Matthews has been extensively involved in operating and investing in telecommunications companies for over a decade. Mr. Matthew’s business and technology acumen was in part seasoned under various Matthews’ business holdings, including NewBridge Networks Corporation and Wesley Clover International Corporation and its portfolio of technology corporations.

Chris Cooper

     Mr. Cooper has been a director of our company since August 17, 2005. Mr. Cooper has 16 years of experience in management and finance in the oil and gas industry starting several junior issuers. Over the past several years, Mr. Cooper has successfully raised over $120 million primarily through brokered and non-brokered equity issues as well as debt financing. Currently, Mr. Cooper is the President, Chief Executive Officer and founder of Aroway Energy Inc., a junior oil and gas issuer. Mr. Cooper received his Bachelor of Business Administration from Hofstra University and his Master’s in Business Administration from Dowling College, both in New York State. Our Board has determined that Mr. Cooper should serve on the Board as director of our company based on his extensive career in operating publicly traded companies and raising capital as well as his academic accreditations, including an MBA.

Larry Timlick

     Mr. Timlick has been a director of our company since June 17, 2005. Mr. Timlick is Regional Sales Leader - Western Canada for Arista Networks, a provider of cloud networking solutions for large data center and computing environments since November 2011. Mr. Timlick acted as Vice President of Corporate Planning between November 2006 and March 2009 for the Kingsway Group of Companies, a corporate vehicle for real estate investments. Mr. Timlick has extensive knowledge of the enterprise and service provider markets with over 25 years of technical sales and management experience and has been a director of our company since June 2005. Mr. Timlick acted as interim President of our company from June 2005 to August 2005. From 1991 to 2004, Mr. Timlick was with Cisco Systems Canada. While with Cisco Systems Canada, Mr. Timlick was responsible for developing a sales region for TELUS, a major telecommunications carrier in Canada, which was named Region of the Year, Americas International in FY 2004. Mr. Timlick gained many accomplishments with Cisco Systems including: Top Americas International Performer – Regional Manager FY 2000; Highest Regional Percentage of Goal – Americas International FY 2000; Top Canadian Regional Performance FY 2001 – Western Region Service Providers; and Top Customer Satisfaction Americas International FY 2002. As the first Cisco Systems employee in Western Canada, Mr. Timlick expanded the business and opened offices in Vancouver, Calgary, Edmonton, Regina and Winnipeg. Mr. Timlick has also held management positions with AT&T Canada and Telex/Tulsa Computer Products. Mr. Timlick is also a director of Kensington Court Ventures Inc., a publicly traded investment vehicle. Our Board has determined that Mr. Timlick should serve on the Board as a director of our company based on his extensive knowledge of enterprise and service provider markets, as well as his experience in the network equipment provider industry including Cisco Systems.

Executive Officer

     Set forth below is biographical information for each executive officer of our company who is not being nominated for election to the Board.

David Karp

     Mr. Karp has been our Chief Financial Officer since September 7, 2006. Mr. Karp became Treasurer and Corporate Secretary on November 3, 2006. From May 2004 to August 2006, Mr. Karp was Chief Financial Officer of Chemokine Therapeutics Corp., where he led the company’s initial public offering and listing on the TSX. From February 2002 to May 2004, Mr. Karp was Chief Financial Officer of Neuro Discovery Inc., a Vancouver based, publicly traded investment management company focused on biotechnology investing. Mr. Karp assisted in raising capital and making private investments in early stage biotechnology companies in addition to having overall responsibility for all treasury, reporting and control functions. From August 1997 to September 2001, Mr. Karp was Vice President, Investment Banking for BMO Nesbitt Burns in Vancouver. His experience includes raising capital and managing a number of merger, acquisition and restructuring assignments for public and private companies in a variety of industries. Mr. Karp holds a Bachelor of Science degree in Mechanical Engineering from the University of Waterloo in Ontario and an MBA from the Ivey School of Business at the University of Western Ontario in London, Ontario. He is a Chartered Financial Analyst (CFA) charter holder and a Professional Engineer. Our Board has determined that Mr. Karp should serve as the Treasurer, Corporate Secretary and Chief Financial Officer of our company based on his combined academic and professional experience, including his previous chief financial officer positions held and his extensive capital markets experience.

Family Relationships

     Except as set forth below, there are no family relationships among our directors or our executive officers.

     Owen Matthews, our Vice-Chairman of the Board, is the son of Terence Matthews, our Chairman of the Board.

Involvement in Certain Legal Proceedings.

     Except as set forth below, none of our directors, nominees and executive officers have been involved in any of the following events during the past 10 years:

1)

a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2)	such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3)

such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(a)

acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

	(b)	engaging in any type of business practice; or

	(c)	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4)

such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(a) above of this section, or to be associated with persons engaged in any such activity;

5)

such person was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

6)

such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7)

such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	(a)	any Federal or State securities or commodities law or regulation; or

(b)

any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

	(c)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

     Peter Charbonneau was a director of Metconnex Canada Inc. from October 6, 2004 to June 19, 2007. An application was made to the courts under Section 47(1) of the Bankruptcy and Insolvency Act, R.S.C. 1985, C. B3, as amended, to appoint an interim receiver of 4061101 Canada Inc. (formerly known as Metconnex Canada Inc.) as provided for in the court filing no: 06-CL-6670 (dated September 26, 2006). The receiver has submitted a proposal to creditors and distribution of proceeds is pending final approval from creditors.

     Peter Charbonneau was a director of Trellia Networks Inc. from May 2006 to present. On November 24, 2010, Trellia Networks Inc. filed a Notice of Intention to File a Proposal under the Bankruptcy and Insolvency Act. On January 14, 2011, the proposal was filed and was subsequently accepted by creditors on February 3, 2011, with court approval on February 10, 2011. Trellia Networks disbursed all amounts on March 21, 2011 and successfully exited the bankruptcy process.

     Chris Cooper is currently the President and Chief Executive Officer of Northern Sun Exploration Company Inc. On August 1, 2008, Northern Sun filed a Notice of Intention to make a proposal pursuant to the Bankruptcy and Insolvency Act. Northern Sun announced on October 4, 2011, that the Court of the Queen’s Bench of Alberta has discharged RSM Richter as the Northern Sun’s trustee. Northern Sun is no longer under Bankruptcy and Insolvency Act protection as it has settled its previous creditor obligations. Northern Sun is now focused on becoming current with its continuous disclosure requirements. Northern Sun will seek a revocation order from the British Columbia and Alberta Securities Commission and apply for a re-instatement of trading on the TSXV upon the company becoming current with its continuous disclosure filings.

Legal Proceedings

     We are not involved as a plaintiff in any material proceeding or pending litigation where such claims or action involves damages for a value of more than 10% of our assets as of April 30, 2013, or any material proceedings in which any of our company's directors, officers, or affiliates, or any registered or beneficial stockholders of more than 5% of any class of our voting securities, or any associate of such person, is an adverse party or has a material interest adverse to our company or any of our subsidiaries.

Corporate Cease Trade Orders

     To the best of our company’s knowledge, no proposed director has, within 10 years before the date of this proxy statement, been a director or officer of any company that, while that person was acting in that capacity, (i) was the subject of a cease trade or similar order or an order that denied that person or company access to any exemption under securities legislation for a period of more than 30 consecutive days, or (ii) was subject to an event that resulted, after the director or officer ceased to be a director or officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, other than the following:

     Chris Cooper was formerly a director of Copacabana Capital Limited, a financial services company incorporated under the laws of and managed in Bermuda. The British Columbia Securities Commission issued an order on May 5, 2006 and the Alberta Securities Commission issued an order on September 13, 2006 that Copacabana Capital Limited be cease traded due to failure to file certain financial information. Copacabana Capital Limited remains under the cease trade orders as at the date of this proxy statement.

     Chris Cooper is also the President and Chief Executive Officer of Northern Sun Exploration Company Inc., a company traded on the TSXV. On December 23, 2008, trading in the common shares of Northern Sun Exploration Company Inc. was halted for failure to maintain a transfer agent but trading of common shares on the TSXV resumed on December 23, 2008. The British Columbia Securities Commission issued an order on March 11, 2009 and the Alberta Securities Commission issued an order on March 6, 2009 that Northern Sun Exploration Company Inc. be cease traded due to failure to file certain financial information and it remains under the cease trade orders as at the date of this proxy statement.

     Chris Cooper was formerly a director of Benchmark Energy Corp. On November 10, 2006, the Alberta Securities Commission and the British Columbia Securities Commission granted Benchmark’s request for the institution of a management cease trade order in connection with the delay in filing of its June 30, 2006 audited annual financial statements and the related management’s discussion and analysis. The order only affected trading in Benchmark’s securities by certain directors and insiders of Benchmark, including Chris Cooper. The delay in filing its June 30, 2006 audited annual financial statements and related management’s discussion and analysis resulted from the resignation of its independent auditor, Tony M. Ricci Inc. Benchmark subsequently filed its audited annual financial statements and management’s discussion and analysis for the fiscal year ended June 30, 2006 and the order was revoked on January 11, 2007.

Vote Required and Board Recommendation

     The election of directors will be determined by a plurality of the votes cast at the Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES.

TRANSACTIONS WITH RELATED PERSONS

     No director, nominee, executive officer, principal shareholder holding at least 5% of our shares of Common Stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, since May 1, 2012, the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years other than the following:

     Our Chairman of the Board is the chairman and founding shareholder of Mitel Networks Corporation. NewHeights Software Corporation entered into a distribution agreement with Mitel on June 15, 2004 and amended such agreement on August 7, 2007. NewHeights was acquired by our company on August 2, 2007 and was amalgamated on February 5, 2008 with our company’s wholly-owned subsidiary, CounterPath Solutions R&D Inc. under the name CounterPath Technologies Inc. Under the terms of the distribution agreement, we earned a specified fee from Mitel based on the number of product licenses sold to Mitel. Our software revenue for the year ended April 30, 2013, pursuant to the terms of the agreement, was $134,493 (2012 - $606,149). On July 31, 2008 we entered into a source code license agreement, as amended, whereby we licensed to Mitel the source code for our Your Assistant product in consideration of a payment of $650,000. Associated with the agreement were ongoing license fees per copy deployed to be paid by Mitel over four years and declining from $13.50 to $9.00 per copy after two years and declining from $9.00 to nil after four years. In addition, the agreement provides Mitel with a first right to match any third party offer to purchase the source code software and related intellectual property.

     In connection with a non-brokered private placement which closed on October 29, 2010, our company issued a convertible debenture in the principal amount of $490,750 (CDN$500,000) to Wesley Clover International Corporation, a company controlled by our Chairman of the Board of our company. The debenture was convertible by the holder at any time prior to maturity, in whole or in part into shares of Common Stock at a conversion price of $1.37 per share. The convertible debenture was unsecured, bore interest at the prime bank rate as quoted by the Bank of Montreal with interest payable monthly and maturing on July 30, 2012. During the year ended April 30, 2013, our company paid interest of $nil (2012 - $1,775) to Wesley Clover International Corporation on the convertible debentures.

     In connection with a private placement on June 14, 2011, Wesley Clover International Corporation agreed to convert all of their outstanding convertible debentures of our company in the aggregate principal amount of $490,750 to 358,211 shares of Common Stock concurrent with the closing of the private placement. In addition, Wesley Clover International Corporation and Covington Venture Fund Inc., investors holding greater than 5% of our shares of Common Stock, agreed to each exercise 833,334 warrants at the original exercise price of $0.90 per share on or before July 29, 2011, prior to the expiry of the warrants on October 29, 2011. In the event that a warrant holder did not exercise all of their respective warrants on or before August 31, 2011, a default amount of $250,000 would have been immediately due and payable to us by that respective warrant holder, and such default amount would incur interest at the rate of 2% per month (on a pro-rata basis) until the default amount is paid in full. On July 28, 2011, we received total proceeds of $750,001 from Covington Venture Fund Inc. for the exercise of 833,334 warrants issued pursuant to a private placement that closed October 29, 2009. On August 24, 2011, we received total proceeds of $750,001 from Wesley Clover International Corporation for the exercise of 833,334 warrants issued pursuant to a private placement that closed October 29, 2009. Accordingly, we issued a total of 1,666,668 shares of Common Stock in exchange for the exercised warrants.

     Our Chairman of the Board is a beneficial shareholder of Mitel Trade s.r.o. On January 30, 2012, we sold products and services to Mitel Trade s.r.o. for a consideration of $208,992. Our revenue for the year ended April 30, 2013, pursuant to the terms of this sale, was $380 (2012 - $175,705).

     As at April 30, 2013, we had an accounts receivable balance from Mitel Trade s.r.o. of $206,500 (April 30, 2012 - $206,500) which we determined was not collectable and wrote off such amount during the year ended April 30, 2013.

     On June 19, 2012, we issued 1,465,000 units under a non-brokered private placement for gross proceeds of CDN$3,662,500 ($3,579,335) at a price of CDN$2.50 ($2.44) per unit. Pursuant to the private placement, we issued to Covington Fund II Inc., 600,000 units under a non-brokered private placement for gross proceeds of CDN$1,500,000 ($1,466,275) at a price of CDN$2.50 ($2.44) per unit, with each unit consisting of one share of Common Stock and one-half of one common share purchase warrant, with each whole warrant entitling Covington Fund II to purchase one additional share of our Common Stock at an exercise price of $3.25 per share until June 19, 2014. Covington Capital Corporation is the investment manager of Covington Fund II Inc. and Covington Venture Fund Inc. Covington Capital Corporation exercises sole voting power and dispositive power over the shares of Common Stock held by Covington Venture Fund Inc. and Covington Fund II Inc., which represents greater than 5% of our outstanding Common Stock.

     On June 19, 2012, we issued an aggregate of 1,465,000 units under a non-brokered private placement for aggregate gross proceeds of CDN$3,662,500 ($3,579,335) at a price of CDN$2.50 ($2.44) per unit. Pursuant to the private placement, we issued to FMR, LLC, an aggregate of 265,000 units under a non-brokered private placement for gross proceeds of CDN$662,500 ($647,605) at a price of CDN$2.50 ($2.44) per unit, with each unit consisting of one share of Common Stock and one-half of one common share purchase warrant, with each whole warrant entitling FMR, LLC to purchase one additional share of our Common Stock at an exercise price of $3.25 per share until June 19, 2014. FMR, LLC is an investor holding greater than 5% of our outstanding Common Stock.

     It is the responsibility of our audit committee to review, approve and ratify related party transactions.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended April 30, 2013 all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Terence Matthews	1(1)	1	Nil
David Karp	7(1)	7	Nil
Donovan Jones	6(1)	6	Nil
William Jin(2)	1(1)	1	Nil
Chris Cooper	1(1)	1	Nil
Larry Timlick	1(1)	1	Nil
Peter Charbonneau	1(1)	1	Nil
Owen Matthews	1(1)	1	Nil

(1)	The named director, officer or greater than 10% shareholder, as applicable, filed a late Form 4.
(2)	William Jin resigned on April 3, 2013.

CODE OF ETHICS

     Effective April 24, 2008, the Board adopted a Code of Business Conduct and Ethics and Compliance Program that applies to, among other persons, members of our Board, our officers, employees, contractors, consultants and advisors. As adopted, our Code of Business Conduct and Ethics and Compliance Program sets forth written standards that are designed to deter wrongdoing and to promote:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

  compliance with applicable governmental laws, rules and regulations;

  the prompt internal reporting of violations of the Code of Business Conduct and Ethics and Compliance Program to an appropriate person or persons identified in the Code of Business Conduct and Ethics and Compliance Program; and

  accountability for adherence to the Code of Business Conduct and Ethics and Compliance Program.

     Our Code of Business Conduct and Ethics and Compliance Program requires, among other things, that all of our company's personnel shall be accorded full access to our Chief Executive Officer with respect to any matter which may arise relating to the Code of Business Conduct and Ethics and Compliance Program. Further, all of our company’s personnel are to be accorded full access to our Board if any such matter involves an alleged breach of the Code of Business Conduct and Ethics and Compliance Program by our officers.

     In addition, our Code of Business Conduct and Ethics and Compliance Program emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our corporate secretary. If the incident involves an alleged breach of the Code of Business Conduct and Ethics and Compliance Program by an executive officer, the incident must be reported to any member of our board of directors. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter.

     It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our company's Code of Business Conduct and Ethics and Compliance Program by another.

     Our Code of Business Conduct and Ethics and Compliance Program was filed with the SEC as Exhibit 14.2 to our quarterly report on Form 10-Q dated July 31, 2008 filed on September 15, 2008. Our Code of Business Conduct and Ethics and Compliance Program and Compliance Program is also posted on our website at www.counterpath.com. We will provide a copy of the Code of Business Conduct and Ethics and Compliance Program to any person without charge, upon request. Requests can be sent to: CounterPath Corporation, Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3, Attention Corporate Secretary.

CORPORATE GOVERNANCE

     A description of our approach to corporate governance, with our responses to Form 58-101F1 Corporate Governance Disclosure, is set out in Exhibit A attached hereto.

     We currently act with six directors, consisting of Peter Charbonneau, Chris Cooper, Donovan Jones, Owen Matthews, Terence Matthews, and Larry Timlick. We have determined that Peter Charbonneau, Chris Cooper, Larry Timlick, Owen Matthews, and Terence Mathews are independent directors as defined by Rule 5605(a) of the Nasdaq Listing Rules and Peter Charbonneau, Chris Cooper, and Larry Timlick are independent directors as defined by National Instrument 52-110 (“NI 52-110”), adopted by various Canadian securities commissions.

COMMITTEES OF THE BOARD OF DIRECTORS

     We currently act with a standing Audit Committee and Compensation Committee. We do not have a standing nominating committee or corporate governance committee but our Board acts as our corporate governance committee while all director nominees are recommended for selection by a majority of our independent directors (as defined by Rule 5605(a) of the Nasdaq Listing Rules) in a vote in which only our independent directors participate. If any stockholder seeks to nominate a director or bring any other business at any meeting of our stockholders, the stockholder must comply with the procedures contained in our bylaws and the stockholder must notify us in writing and such notice must be delivered to or received by the Secretary of our company in accordance with Rule 14a-8 of the Exchange Act. A stockholder may write to the Secretary of our company at our principal executive office, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

AUDIT COMMITTEE

     The Audit Committee was formed in September 2007. During the year ended April 30, 2013, the Audit Committee held four meetings. The Audit Committee currently consists of Peter Charbonneau, Chris Cooper and Larry Timlick. Mr. Cooper acts as the Audit Committee Chairman. Messrs. Charbonneau, Cooper and Timlick are non-employee directors of our company and are considered independent directors as defined by Rule 5605(a) of the Nasdaq Listing Rules and NI 52-110. Each of the members of the Audit Committee is financially literate as defined in NI 52-110.

      Mr. Charbonneau has been a director of our company since October 1, 2008. Mr. Charbonneau is a principal of the general partner of SkyPoint Telecom Fund II. Mr. Charbonneau joined the general partner, a venture capital company focused on communications and information technology in 2001. He also sits on the boards of Mitel Networks Corporation and Teradici Corporation, as well as, the board of directors and audit committee of CBC/Radio Canada. Prior to Skypoint, Mr. Charbonneau was a senior executive with Newbridge Networks Corporation holding a number of positions including Chief Financial Officer, President and Chief Operating Officer, and Vice-Chairman. He was also a member of Newbridge Networks Corporation’s board of directors from 1996 to 2000. Mr. Charbonneau is a member of the Institute of Chartered Accountants of Ontario. In June 2003, he was elected a Fellow of the Institute in recognition of his outstanding career achievements and leadership contributions to the community and his profession. He holds a Bachelor of Science from the University of Ottawa and a Master's in Business Administration degree from the Richard Ivey School of Business. Mr. Charbonneau also holds the ICD.D certification, having completed the Directors' Education Program of the Institute of Corporate Directors of Canada. Our Board has determined that Mr. Charbonneau should serve as a director of our company, and as a member of the Audit Committee, based on his extensive background in finance, communications and information technology as well as his Fellowship of the Institute of Chartered Accountants, MBA, and ICD.D academic accreditations.

     For a description of Messrs. Cooper and Timlick’s education and experience, see the section of this proxy statement entitled “Nominees for Election”.

     The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to our Board the selection of the independent registered accountants; to consider proposals made by the independent registered accountants for consulting work; and to report to our Board, when so requested, on any accounting or financial matters. Our Board adopted a charter for the Audit Committee on December 13, 2007, a copy of which was filed with our Definitive Proxy Statement on August 29, 2008 and is available on Edgar at www.sec.gov.

     For a description of the Audit Committee’s Pre-Approval Policies and Procedures and a description of fees paid to the independent registered accountants, see the section of this proxy statement entitled “Proposal 2 Ratification of Selection of Independent Auditors.”

Audit Committee Financial Expert

     The Exchange Act requires our Board to determine if a member of its Audit Committee is an “audit committee financial expert.” According to these requirements, an Audit Committee member can be designated an Audit Committee financial expert only when the Audit Committee member satisfies specified qualification requirements, such as experience (or “experience actively supervising” others engaged in) preparing, auditing, analyzing, or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our company's financial statements. Such qualifications may be acquired through specified means of experience or education. Our Board has determined that Mr. Charbonneau qualifies as an Audit Committee financial expert as defined in 407(d)(5) of Regulation S-K.

AUDIT COMMITTEE DISCLOSURE

     The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended April 30, 2013.

     The Audit Committee has also discussed with BDO Canada LLP the matters required to be discussed by AU 380, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

     The Audit Committee has received and reviewed the written disclosures and the letter from BDO Canada LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with BDO Canada LLP their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended April 30, 2013 filed with the SEC and our proxy statement for the Meeting.

     The Audit Committee of our Board currently consists of Messrs. Charbonneau, Cooper and Timlick. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of our company under the Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

COMPENSATION COMMITTEE

     During the year ended April 30, 2013, there were four meetings held by the Compensation Committee. The Compensation Committee currently consists of Chris Cooper, Owen Matthews and Larry Timlick, all of whom are non-employee directors of our company. Messrs. Cooper, Matthews and Timlick are considered independent directors as defined by Rule 5605(a) of the Nasdaq Listing Rules. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our executive officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters. The Compensation Committee was formed in September 2007. The Board adopted a charter for the Compensation Committee on November 8, 2007 and amended on June 7, 2012, a copy of which was filed with our Definitive Proxy Statement on August 13, 2012 and is available on Edgar at www.sec.gov.

     Our Compensation Committee reviews and approves at least annually, our company’s executive compensation plans, incentive-compensation and equity based plans and other general compensation plans (the “Company Plans”) in light of our company’s goals and objectives, and amends, or recommends that the Board amend, these existing Company Plans.

     Our Compensation Committee reviews and approves at least annually the corporate goals and objectives applicable to the compensation of the CEO. In addition, our Compensation Committee evaluates at least annually the performance of the CEO, the other executive officers of the our company (collectively, the “Company Executives”) in light of the goals and objectives applicable to the CEO and of our company, and based on this evaluation, sets his or her total compensation, including, but not limited to (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance agreements, and change-in-control agreements and provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits, including, but not limited to, perquisites. In determining the long-term incentive component of each Company Executive’s compensation, our Compensation Committee considers all relevant factors, including our company’s performance and relative shareholder return, the value of similar incentive awards to persons with comparable positions at comparable companies, and the awards given to each Company Executive in past years.

     Our Compensation Committee reviews at least annually and make recommendations to the Board with respect to the compensation of all non-employee directors of the our company, taking into consideration compensation paid to non-employee directors of comparable companies and the specific duties of each director. Our directors evaluate such recommendations and if deemed appropriate, approve and ratify such recommendations.

CORPORATE GOVERNANCE AND DIRECTOR NOMINATIONS

     We do not have a standing nominating committee. We believe that our independent directors can serve the role of a formal committee. As of the date of this proxy statement, in compliance with Nasdaq Rule 5605(c), we adopted, as of June 28, 2012, a policy that all director nominees be recommended for selection by a majority of our independent directors in a vote in which only our independent directors participate. For a description of our process for identifying and nominating directors, see Exhibit C to the Definitive Proxy Statement filed on August 13, 2012 and available on Edgar at www.sec.gov. As of the date of this proxy statement, we did not effect any material changes to the procedures by which our shareholders may recommend nominees to our board of directors. We have a policy that all candidates recommended by our stockholders will be considered in the same manner as other candidates. We encourage stockholders to recommend candidates directly to the Secretary by sending communications to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3.

     Our Board does not currently have a formal process for security holders to send communications to our Board. We, however, encourage stockholders to communicate directly with the Board by sending communications to “The Board of Directors of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3.

BOARD LEADERSHIP STRUCTURE

     The positions of our principal executive officer and the Chairman of the Board are served by two individuals. Donovan Jones is our Chief Executive Officer and President. Terence Matthews is the Chairman of the Board. Because of the separation of these functions to two individuals, we have determined that the leadership structure of our Board is appropriate given the characteristics and circumstances of our company, including the size of our company, our net assets and our committee structure.

     Our Board provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks at scheduled meetings of the Board and otherwise.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     We have set forth in the following table certain information regarding the Common Stock beneficially owned on July 29, 2013 for (i) each stockholder we know to be the beneficial owner of 5% or more of the Common Stock, (ii) each of our company's executive officers and directors, (iii) the nominees for election to our Board, (iv) each of our named executive officers (as defined in the “Compensation Discussion and Analysis” section), and (v) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of July 29, 2013, the Record Date, we had 41,945,655 shares of Common Stock issued and outstanding. Accordingly, 41,945,655 shares are entitled to one (1) vote per share at the Meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Terence Matthews 390 March Road, Suite 110 Kanata, Ontario K2K 0G7	8,777,650 (3)	20.9%
Covington Capital Corporation 87 Front St. East Suite 400, Toronto, Ontario Canada, M5E 1B8	6,180,109 (4)	14.7%
FMR, LLC 82 Devonshire Street, Boston, Massachusetts, 02109	3,010,000 (5)	7.2%
Steven Bruk 504 -1367 Broadway Vancouver, British Columbia Canada, V6H 4A7	3,270,518 (6)	7.8%
Owen Matthews Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	2,377,992 (7)	5.7%
Donovan Jones Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	1,508,731 (8)	3.5%
David Karp Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	793,030 (9)	1.9%
Chris Cooper 1910-1055 West Hastings Street, Vancouver, British Columbia Canada V6E 2E9	176,782 (10)	**
Larry Timlick Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	129,688 (11)	**
Peter Charbonneau Tower B, 830 – 555 Legget Drive Ottawa, Ontario Canada K2K 2X3	88,417 (12)	**
Directors and Executive Officers as a Group	13,902,289	31.0%

**	Less than 1%
(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Percentage based on 41,945,655 shares of Common Stock outstanding on July 29, 2013, including shares of Common Stock subject to options, deferred share units, or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of July 29, 2013 which are deemed outstanding for computing the percentage of the person holding such option, deferred share unit or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)

Includes 8,633,024 shares of Common Stock held by Kanata Research Park Corporation and one share of common stock held by Wesley Clover Corporation. Also includes shares subject to stock options of a total of 12,000 shares of Common Stock issued on August 2, 2007 and held by Mr. Matthews that are vested and are exercisable at a price of $2.00 per common share, expiring between December 31, 2014 and February 28, 2015. Also includes 132,625 shares subject to deferred share units.

(4)

These securities are registered in the name of Covington Venture Fund Inc. and Covington Fund II Inc. Covington Capital Corporation exercises sole voting and dispositive control over such securities. Includes 300,000 shares of Common Stock that may be acquired on the exercise of warrants held by Covington Fund II Inc. Each warrant of which entitles the holder thereof to purchase one share of Common Stock at the exercise price of $3.25 per share on or before June 19, 2014.

(5)

Includes 265,000 shares of Common Stock and 132,500 warrants acquired on June 19, 2012 pursuant to a private placement of our company. Each warrant entitles the holder to purchase one share of Common Stock at the exercise price of $3.25 per share on or before June 19, 2014.

(6)

Includes 146,000 shares of Common Stock held by the spouse of Mr. Bruk and 2,974,050 shares of Common Stock held by KMB Trac Two Holdings Ltd. (“KMB”). Mr. Bruk’s spouse is the sole shareholder of KMB.

(7)	Includes 100,525 shares subject to deferred share units held by Mr. Matthews.
(8)

Includes 600,000 shares of Common Stock subject to vested stock options of a total of 600,000 shares of Common Stock subject to stock options and held by Mr. Jones that are exercisable within 60 days of July 29, 2013, issued on April 17, 2009 that are exercisable at a price of $0.62 per share, expiring on April 17, 2014. Also, includes 109,375 shares of Common Stock subject to vested stock options of a total of 250,000 shares of Common Stock subject to stock options and held by Mr. Jones that are exercisable within 60 days of July 29, 2013, issued on December 14, 2011, that are exercisable at a price of $1.70 per share, expiring on December 14, 2016. Also includes 754,968 shares of a total of 899,838 shares subject to deferred share units.

(9)

Includes 630,625 shares of Common Stock subject to vested stock options of a total of 715,000 shares of Common Stock subject to stock options and held by Mr. Karp that will be vested within 60 days of July 29, 2013, including 240,000 stock options issued on September 7, 2006 that are exercisable at a price of $2.15 per share, expiring on September 7, 2016, 75,000 stock options issued on December 15, 2008 that are exercisable at a price of $0.44 per share, expiring on December 15, 2013, 250,000 stock options issued on April 17, 2009 that are exercisable at a price of $0.62 per share, expiring on April 17, 2014, and 65,625 stock options issued on December 14, 2011, that are exercisable at a price of $1.70 per share, expiring on December 14, 2016. Also includes 152,844 shares of a total of 248,972 shares subject to deferred share units.

(10)

Includes 27,500 shares of Common Stock subject to vested stock options of a total of 40,000 shares of Common Stock subject to stock options and held by Mr. Cooper that are exercisable within 60 days of July 29, 2013, issued on December 14, 2010 and held by Mr. Cooper that are vested, and are exercisable at a price of $1.90 per share, expiring on December 14, 2015. Also includes 132,625 shares subject to deferred share units.

(11)

Includes 27,500 shares of Common Stock subject to vested stock options of a total of 40,000 shares of Common Stock subject to stock options and held by Mr. Timlick that are exercisable within 60 days of July 29, 2013, issued on December 14, 2010 and held by Mr. Timlick that are vested, and are exercisable at a price of $1.90 per share, expiring on December 14, 2015. Also includes 92,188 shares subject to deferred share units.

(12)	Represents 88,417 shares subject to deferred share units. Mr. Charbonneau is a principal of the general partner of Skypoint Telecom Fund II, which holds 1,807,692 shares of Common Stock.

Changes in Control

     As of the date of this proxy statement, management had no knowledge of any arrangements which may at a subsequent date result in a change in control of our company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Except as otherwise disclosed herein, no individual who has been a director or executive officer of our company at any time since the beginning of the last fiscal year of our company, or any proposed management nominee for election as a director, or any associate or affiliate thereof, has any material interest, direct or indirect, by way of beneficial ownership of shares of our Common Stock or otherwise, in any matter to be acted upon at the Meeting.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

     Except as otherwise disclosed herein: (a) none of our directors or executive officers; (b) no person or company who beneficially owns, directly or indirectly, shares of Common Stock or who exercises control or direction of shares of Common Stock, or a combination of both (including control through nominees and proposed directors) carrying more than 10% of the voting rights attached to the outstanding shares of Common Stock (an “Insider”); (c) no director or executive officer of an Insider; and (d) no associate or affiliate of any of the directors, executive officers or Insiders, has had any material interest, direct or indirect, in any transaction since the commencement of our most recently completed financial year or in any proposed transaction which has materially affected or would materially affect our company or any of our subsidiaries, except with an interest arising from the ownership of shares of Common Stock where such person or company will receive no extra or special benefit or advantage not shared on a pro rata basis by all holders of the same class of shares who are resident in Canada.

MANAGEMENT CONTRACTS

     No management functions of our company are performed to any substantial degree by a person other than the directors or executive officers of our company.

COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

     The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers at the end of the year ended April 30, 2013; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended April 30, 2013, who we will collectively refer to as our named executive officers, of our company for the years ended April 30, 2013 and 2012, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Other Annual Compen- sation ($)(3)	Total ($)
Donovan Jones President, Chief Executive Officer and Director	2013 2012	338,912 307,544	122,856 154,133	99,226 105,440	Nil 226,043	29,904 28,829	590,898 821,989
David Karp Chief Financial Officer, Treasurer and Corporate Secretary	2013 2012	202,915 195,275	47,234 59,461	49,613 105,440	Nil 135,626	11,393 11,475	311,155 507,277

(1)

The amount in this column reflects the grant date fair value of the deferred share units granted to named executive officers in each fiscal year listed. For a description of the methodology and assumptions used in valuing the deferred share units granted to our officers and directors during the year ended April 30, 2013, please review Note 8 to the financial statements included in our annual report on Form 10-K for the year ended April 30, 2013 filed on July 25, 2013.

(2)

The amount in this column reflects the grant date fair value of the option awards granted to named executive officers in each fiscal year listed. For a description of the methodology and assumptions used in valuing the option awards granted to our named executive officers and directors during the year ended April 30, 2013, please review Note 8 to the financial statements included in our annual report on Form 10-K for the year ended April 30, 2013 filed on July 25, 2013.

(3)	The value of perquisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein.

Employment Agreements with Our Named Executive Officers

     Donovan Jones entered into an employment agreement with our company dated September 13, 2007, as amended, whereby we pay to Mr. Jones CDN$350,500 per year. In addition, Mr. Jones may earn a bonus of up to 12.5% of his annual salary per fiscal quarter based upon the achievement of pre-determined objectives. Mr. Jones is also entitled to a monthly expense allowance of CDN$2,000.

     During fiscal year 2013, Mr. Jones received a total cash bonus of $122,856 which was determined by our Compensation Committee primarily based upon our company’s quarterly achievement of predetermined financial objectives including revenue, operating costs, operating profitability and cash position. During fiscal year 2013, our Board granted Mr. Jones 34,216 DSUs pursuant to our DSUP. The DSUs are redeemable into shares of Common Stock on a one for one basis and vest over three years. Our Board determined that it was in our company’s interest to grant the DSUs to Mr. Jones in order to allow Mr. Jones to participate in the long term success of our company and to promote a greater alignment of interests between our senior officers and shareholders.

     If Mr. Jones’ employment agreement is terminated without cause, or there is a change of control (to the extent of at least 40.01% of the equity of our company), we, or Mr. Jones may, without cause, terminate his employment upon 6 months’ written notice to our company. Following such notice, we will pay to Mr. Jones (i) CDN$675,000 (in addition to any applicable bonus and/or incentive in respect of the last pay periods in which such bonus and/or incentive has not yet been awarded with objectives being considered fully met); (ii) extended medical and dental insurance coverage for a period of 24 months from termination; and (iii) all options and DSUs, which have not vested shall immediately vest and become exercisable.

     David Karp entered into an employment agreement with our company dated September 11, 2006, as amended, whereby we appointed Mr. Karp our Chief Financial Officer. Mr. Karp’s current annual salary is CDN$212,500. In addition, Mr. Karp may earn a bonus of up to 7.5% of his annual salary per fiscal quarter based upon the achievement of pre-determined objectives. Mr. Karp is also entitled to a monthly expense allowance of CDN$800.

     During fiscal year 2013, Mr. Karp received a total cash bonus of $47,234 which was determined by our Compensation Committee primarily based upon our company’s quarterly achievement of predetermined financial objectives including revenue, operating costs, operating profitability and cash position. During fiscal year 2013, our Board granted Mr. Karp 17,108 DSUs pursuant to our DSUP. The DSUs are redeemable into shares of Common Stock on a one for one basis and vest over three years. Our Board determined that it was in our company’s interest to grant the DSUs to Mr. Karp in order to allow Mr. Karp to participate in the long term success of our company and to promote a greater alignment of interests between our senior officers and shareholders.

     If we terminate Mr. Karp’s employment agreement for any reason other than for cause, we are required to pay Mr. Karp CDN$120,000, plus any monthly allowance, in addition to any applicable bonus or compensation as set out in the employment agreement. In addition, for each year of employment, our company is required to pay Mr. Karp an amount equal to one month of his total compensation, including his monthly expense allowance, for each year of employment, with partial years pro-rated. In addition, 1/24th of the number of stock options granted, multiplied by the number of months Mr. Karp is employed with us from the date of each respective grant, is immediately vested and exercisable. In the event of a change of control or greater than 50.01% of the issued and outstanding shares of Common Stock of our company, all stock options and DSUs granted to Mr. Karp will become immediately vested and exercisable.

Outstanding Equity Awards at Fiscal Year End

     The following table summarizes the outstanding equity awards held by each named executive officer of our company as of April 30, 2013. The option awards generally vest in the amount of 12.5% on the date which is six months from the date of grant and then beginning in the seventh month at 1/42 per month for 42 months, at which time the options are fully vested. The DSU awards vest as to one-third (1/3) of the number of DSUs granted on the first, second and third anniversaries of the award date.

	Option Awards					Stock Awards
Name	Number of Securities Underlying unexercised Options (#) Exercisable	Number of Securities Underlying unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Donovan Jones	600,000(1) 83,333(2)	— 166,667(2)	— —	$0.62 $1.70	April 17, 2014 December 14, 2016	33,333(5) 36,036(6) 34,216(8)	$62,333 $67,387 $63,984	—	—
David Karp	240,000(3) 75,000(4) 250,000(1) 50,000(2)	— — — 100,000(2)	— — — —	$2.15 $0.44 $0.62 $1.70	September 7, 2016 December 15, 2013 April 17, 2014 December 14, 2016	16,666(5) 7,342(7) 36,036(6) 17,108(8)	$31,165 $13,730 $67,387 $31,992	—	—

(1)	Granted on April 17, 2009.
(2)	Granted on December 14, 2011.
(3)	Granted on September 7, 2006.
(4)	Granted on December 15, 2008.
(5)	Granted on June 18, 2010.
(6)	Granted on July 25, 2011.
(7)	Granted on March 9, 2011.
(8)	Granted on July 19, 2012.

Compensation of Directors

     During the fiscal year ended April 30, 2013, we compensated our non-employee directors for their services in fiscal year 2013 according to the following schedule: A retainer of CDN$22,500 for each board member; a retainer of CDN$22,500 for our Chairman of the Board; a retainer of CDN$7,500 for the Audit Committee chair; a retainer of CDN$5,000 for the Compensation Committee chair; and a retainer of CDN$7,500 for each Audit Committee or Compensation Committee member. Directors may be paid the retainers in cash, or at our Board’s option, in a form of equity compensation under an existing equity compensation plan of our company. During the fiscal year ended April 30, 2013, we issued 73,565 DSUs in lieu of cash to our directors.

     Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Our Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

     The following table summarizes compensation paid to all of our non-employee directors for the fiscal year ended April 30, 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(7)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compens -ation ($)	Total ($)
Peter Charbonneau(1)	Nil	29,769	Nil	N/A	N/A	Nil	29,769
Chris Cooper(2)	Nil	44,651	Nil	N/A	N/A	Nil	44,651
William Jin(3)	Nil	29,769	Nil	N/A	N/A	Nil	29,769
Terence Matthews(4)	Nil	44,651	Nil	N/A	N/A	Nil	44,651
Owen Matthews(5)	Nil	34,730	Nil	N/A	N/A	Nil	34,730
Larry Timlick(6)	Nil	29,769	Nil	N/A	N/A	Nil	29,769

(1)	At April 30, 2013, Mr. Charbonneau held an aggregate of 73,334 deferred share units.
(2)	At April 30, 2013, Mr. Cooper held an aggregate of 40,000 stock options and 110,000 deferred share units.
(3)	William Jin resigned on April 3, 2013.
(4)	At April 30, 2013, Mr. Terence Matthews held an aggregate of 12,000 stock options and 110,000 deferred share units.
(5)	At April 30, 2013, Mr. Owen Matthews held an aggregate of 82,982 deferred share units.
(6)	At April 30, 2013, Mr. Timlick held an aggregate of 40,000 stock options and 73,334 deferred share units.
(7)	Represents value on grant date of deferred share units.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides a summary of the number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights, weighted average exercise weighted-average exercise price of outstanding options, warrants and rights and the number of shares of Common Stock remaining available for future issuance under our equity compensation plans as well as certain warrants granted outside of our compensation plan, the weighted average exercise price and the number of options remaining available for grant, shares purchasable or DSUs available for grant all as at April 30, 2013.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-Average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
2010 Stock Option Plan	3,930,818	$1.33	1,990,254
Employee Share Purchase Plan	-	N/A	556,401
Deferred Share Unit Plan	1,643,119	N/A	778,493
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	5,573,937	$1.33	3,325,148

2010 Stock Option Plan

     On September 27, 2010, shareholders ratified the consolidation of the 2004 Stock Option Plan (the “2004 Plan”) and the amended and Restated 2005 Stock Option Plan (the “2005 Plan”) into one plan referred to as the 2010 Stock Option Plan (the “Option Plan”) for our employees, directors, officers and consultants of our company and our subsidiaries. Under the Option Plan, eligible employees, consultants, and such other persons, other than directors subject to tax in the United States who are not eligible employees, may receive awards of “non-qualified stock options.” Also under the Option Plan, individuals who, at the time of the option grant, are employees of our company or any related company, as defined in the Option Plan, who are subject to tax in the United States, may receive “incentive stock options,” and stock options granted to non-United States residents may receive awards of “options.” The purpose of the Option Plan is to retain the services of valued key employees, directors, officers and consultants and to encourage such persons with an increased incentive to make contributions to our company.

     We are permitted to issue up to 6,860,000 shares of Common Stock under the Option Plan. Incentive stock options may be granted to any individual who, at the time the stock option is granted, is an employee of our company or any related company (as defined in the Option Plan). Non-qualified stock options may be granted to employees of our company or any related company and to such other persons who are not employees as the board of directors shall select, subject to applicable laws. Unless approved by the plan administrator and disinterested shareholders, no person shall be eligible to receive in any fiscal year options to purchase more than 5% of the outstanding shares of Common Stock.

     Each stock option shall be designated in the written stock option agreement as either an incentive stock option or a nonqualified stock option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the shares underlying incentive stock options are exercisable for the first time by any optionee during any calendar year in excess of $100,000, such excess shall be treated as nonqualified stock options.

     The Option Plan will be administered by the Board (the plan administrator), except that the Board may, at its discretion, establish a committee composed of two or more members of our company’s board of directors or two or more other persons to administer the Option Plan. The plan administrator has the sole authority, in its absolute discretion, to:

(a)	construe and interpret the Option Plan;

(b)	prescribe, amend and rescind the rules and regulations relating to the Option Plan;

(c)	grant stock options under the Option Plan;

(d)	determine the individuals to whom options shall be granted under the Option Plan and whether the stock option is granted as an incentive stock option or a non-qualified stock option;

(e)	determine the time or times at which stock options shall be granted under the Option Plan;

(f)

determine the number of shares of Common Stock subject to each stock option, the exercise price of each stock option, the duration of each stock option and the times at which each stock option shall become exercisable;

(g)	determine all other terms and conditions of the stock options; and

(h)	make all other determinations and interpretations necessary and advisable for the administration of the Option Plan.

     The exercise price for the shares of Common Stock to be issued pursuant to exercise of a stock option will be determined by the plan administrator, but shall be subject to the following:

(a)	in the case of an incentive stock option granted to:

(i)

an employee who, at the time of the grant of such incentive stock option, owns stock representing more than 10% of the voting power of all classes of stock of our company, including any parent or subsidiary, the per share exercise price shall be no less than 110% of the fair market value per share on the date of grant;

	(ii)	any employee other than an employee described in the preceding paragraph, the per share exercise price shall be no less than 100% of the fair market value per share on the date of grant; and

(b)

in the case of a nonqualified stock option, the per share exercise price shall be determined by the plan administrator, but such price shall not be less than the closing trading price of the shares of Common Stock on such stock exchange on which the shares of Common Stock are listed and posted for trading, on the last trading day preceding the date on which the option is granted.

     The term of a stock option shall be stated in the stock option agreement, provided, however, that the term shall be no more than ten years from the date of grant. However, in the case of an incentive stock option granted to an optionee who, at the time the stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of our company, including any parent or subsidiary, the term of the stock option shall be five years from the date of grant or such shorter term as may be provided in the stock option agreement.

     The number of shares of Common Stock issuable under the Option Plan, including the number of shares of Common Stock issuable under any outstanding stock options, is subject to adjustment in certain circumstances, including certain changes in our share capital.

     Upon the exercise of any stock options granted under the Option Plan, the aggregate exercise price shall be paid to our company in cash or by certified or cashier's check. In addition, if pre-approved in writing by the plan administrator, who may arbitrarily withhold consent, an optionee may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(a)

by delivering to our company shares of Common Stock previously held by such optionee, or by our company withholding shares of Common Stock otherwise deliverable pursuant to exercise of the option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Board) equal to the aggregate exercise price to be paid by the optionee upon such exercise; or

(b)	by complying with any other payment mechanism approved by the plan administrator at the time of exercise.

     The vesting schedule for each option shall be specified by the plan administrator at the time of grant of the option, provided that if no vesting schedule is specified, the options shall vest as follows:

(a)	on the first anniversary of the grant as to 25% of the number of options granted;

(b)	on the second anniversary of the grant as to 25% of the number of options granted;

(c)	on the third anniversary of the grant as to 25% of the number of options granted; and

(d)	on the fourth anniversary of the grant as to 25% of the number of options granted.

     Stock options that have vested as specified by the plan administrator or in accordance with the Option Plan, shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

(a)	the expiration of the stock option, as designated by the plan administrator in accordance the term of such stock option as set forth in the stock option agreement;

(b)	the date of an optionee’s termination of employment or contractual relationship with our company or any related company for cause (as determined in the sole discretion of the plan administrator);

(c)

the expiration of three months from the date of an optionee’s termination of employment or contractual relationship with our company or any related company for any reason whatsoever other than cause, death or disability; or

(d)	the expiration of one year from termination of an optionee’s employment or contractual relationship by reason of death or disability.

     Upon the death of an optionee, any vested stock options held by the optionee shall be exercisable only by the person or persons to whom such optionee’s rights under such stock option shall pass by the optionee’s will or by the laws of descent and distribution of the optionee’s domicile at the time of death and only until such stock options terminate as provided above.

     Unless accelerated in accordance with the Option Plan, unvested stock options shall terminate immediately upon the optionee resigning from or our company terminating the optionee’s employment or contractual relationship with our company or any related company for any reason whatsoever, including death or disability.

     A stock option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the optionee only by the optionee.

      As of July 29, 2013, there were 4,375,818 stock options issued and outstanding, representing 10% of the issued and outstanding shares of our Common Stock on that date. 1,497,441 additional shares of Common Stock, representing 4% of the currently issued and outstanding shares of Common Stock, are available for issuance under the Option Plan.

Employee Share Purchase Plan

     On October 1, 2008, shareholders approved the employee share purchase plan (the “ESPP”). The ESPP is open for participation to all employees (including directors and officers who are under a permanent full-time or part-time contract of employment with our company) of our company and any of our subsidiaries subject to certain provisions contained within the ESPP. The purpose of the ESPP is to give employees access to an equity participation vehicle in addition to our stock option plans by way of an opportunity to purchase shares of Common Stock through payroll deductions and encourage them to use their combined best efforts on behalf of our company to improve its profits through increased sales, reduction of costs and increased efficiency.

     Pursuant to the ESPP, 700,000 shares of Common Stock are reserved for issuance under the ESPP. The shares of Common Stock purchased or issued pursuant to the ESPP will be, at our discretion, either:

(a)

purchased from our company, at the purchase price equal to the volume weighted average closing trading price of our shares of Common Stock on the TSX for the five trading days immediately preceding the end of the month in question; or

(b)	purchased through a stock broker on the open market through the facilities of the TSX.

     The Board will have full power and authority to administer the ESPP on behalf of our company, including the power and authority to delegate the administration of the ESPP to a compensation committee. The Board shall determine questions of interpretation or application of the ESPP and its decisions shall be final and binding on all participants. The members of the Board will receive no additional compensation for their services in administering the ESPP.

     Eligible employees become participants in the ESPP by delivering an election to purchase shares prior to the commencement of the applicable purchase period. Each participant shall contribute to the ESPP, at the participant’s option, an amount equal to or between the following minimum and maximum amounts (in whole percentages): a minimum of one percent (1%) of the participant’s basic compensation, and a maximum of six percent (6%) of the participant’s basic compensation. The contributions shall be made through payroll deductions at the end of each employee’s bi-weekly or monthly pay period, as applicable. We, as agent of the participant, shall make such deductions and pay the participant’s contribution to the Administrator (as such term is defined in the ESPP). Valiant Trust Company has been appointed as Administrator to assist with the administration of the ESPP.

     On the last business day of each month, the Administrator will purchase shares of Common Stock from either our company or on the open market through the facilities of the TSX based on the contributions received from each participant during the preceding month (the “Participant Shares”). If the shares are purchased from treasury, the purchase price of the Participant Shares will be the volume weighted average closing trading price of the common shares on the TSX for the five trading days immediately preceding the last business day of such month. The Administrator will deposit the Participant Shares into an account in the name of the participant and will hold such shares on behalf of such participant.

     We will match a portion of each employee’s participation in the ESPP by issuing additional shares of Common Stock to each participant (through the Administrator). Specifically, on the last business day of each month, our company will issue to the Administrator that number of shares of Common Stock (the “Matching Shares”) equal to fifty percent (50%) of the aggregate number of Participant Shares purchased by the Administrator on behalf of the participants for such month for each participant. The Matching Shares will be deposited into a trust account by the Administrator on behalf of our company.

     The Participant Shares purchased on behalf of each participant will vest immediately to the benefit of such participant. Subject to provisions in the ESPP relating to a change in control of our company, the Matching Shares will vest one year from the date of issuance of such Matching Shares.

     In the event of a change of control of our company, the Board, in its sole discretion (but subject to obtaining the prior approval of the TSX if required by the rules, regulations and policies of the Exchange) may, without any action or consent of the participants in the ESPP, provide for: (a) the continuation of the vesting period with regard to any unvested Matching Shares; (b) the substitution of any unvested Matching Shares for shares of the acquirer; (c) the substitution of any unvested Matching Shares with a cash incentive program of the acquirer; (d) the acceleration of the vesting period to a date prior to or on the date of the change of control; (e) the cancellation of all or any portion of any unvested Matching Shares by a cash payment and/or other consideration receivable by the holders of any unvested Matching Shares as a result of the change in control equal to the market price of the unvested Matching Shares on the date of the change in control; or (f) such other actions or combinations of the foregoing actions as it deems fair and reasonable in the circumstances.

     Upon the termination of employment of any participant for any reason, any unvested Matching Shares held by the Administrator for such participant will be forfeited by such participant. A participant whose employment is terminated for any reason other than death must withdraw or otherwise transfer all of their Participant Shares and vested Matching Shares in such participant’s account within ninety days of such termination of employment. The participant may also request that the Administrator sell the Participant Shares and vested Matching Shares in the participant’s account and distribute the cash proceeds to the participant. In the event of the death of a participant, the Participant Shares and vested Matching Shares in such participant’s account shall be distributed to such participant’s estate in accordance with the instructions of such participant’s legal representative. Such distribution may take the form of a distribution of the cash realized from the sale of such Participant Shares and vested Matching Shares by the Administrator if so requested by the legal representative of the participant’s estate.

     We reserve the right to discontinue use of payroll deductions at any time such action is deemed advisable. The ESPP will terminate on the date which is ten years from the Effective Date, unless earlier terminated by the Board. No right or interest of any participant in or under the ESPP may be assigned by such participant.

     No shares of Common Stock are issuable under the ESPP at any time to any Insider (as such term is defined in the ESPP) if such issuance, together with all of our previously established or proposed Share Compensation Arrangements (as such term is defined in the ESPP), including the ESPP, could result, at any time, in: (i) the number of shares of Common Stock issued to Insiders pursuant to the ESPP, together with all of such other Share Compensation Arrangements, within any one (1) year period exceeding 10% of the issued and outstanding shares of Common Stock; or (ii) the number of shares of Common Stock issuable to Insiders at any time pursuant to the ESPP and all such other Share Compensation Arrangements exceeding 10% of the issued and outstanding shares of Common Stock.

     Amendments to the ESPP generally require the consent of the TSX and our stockholders given at a duly constituted meeting. However, the following amendments to the ESPP may be made by the Board without TSX or other stock exchange approval and without stockholder approval: (a) amendments of a technical, clerical or “housekeeping” nature, or to clarify any provision of the ESPP, including without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the ESPP or to correct or supplement any provision of the ESPP that is inconsistent with any other provision of the ESPP; (b) suspension or termination of the ESPP; (c) amendments to respond to changes in legislation, regulations, instruments (including National Instrument 45-106), stock exchange rules (including the rules, regulations and policies of the TSX) or accounting or auditing requirements; (d) amendments respecting administration of the ESPP; (e) any amendment to the definition of “Employee” in the ESPP; (f) any amendment to the definition of “Subsidiary” in the ESPP; (g) changes to the vesting provisions for any outstanding Unvested Matching Shares (as defined in the ESPP); (h) amendments to the participant contribution provisions of the ESPP; (i) amendments to the withdrawal and suspension provisions of the ESPP; (j) amendments to the number or percentage of Matching Shares contributed by us; (k) amendments to the termination provisions of the ESPP; (l) adjustments to reflect stock dividends, stock splits, reverse stock splits, share combinations or other alterations of our capital stock; and (m) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the TSX).

     Stockholder approval will be required for the following types of amendments of the ESPP: (a) amendments to the number of shares of Common Stock issuable under the ESPP, including an increase to the fixed maximum number of shares of Common Stock or a change from a fixed maximum number of shares of Common Stock to a fixed maximum percentage; and (b) amendments required to be approved by Stockholders under applicable law (including, without limitation, the rules, regulations and policies of the TSX).

      As of July 29, 2013, there were 143,599 Matching Shares issued and outstanding, representing 0.3% of the issued and outstanding shares of our Common Stock on that date. 556,401 additional shares of Common Stock, representing 1% of the currently issued and outstanding shares of Common Stock, are available for issuance under the ESPP.

Deferred Share Unit Plan

     On July 23, 2009, the Board approved the DSUP, which was approved by our shareholders on October 22, 2009. The DSUP is open for participation to non-employee directors and Senior Officers (as that term is defined in the DSUP) of our company and any of our subsidiaries. The purpose of the DSUP is to provide non-employee directors and senior officers of our company and our subsidiaries with the opportunity to acquire DSUs in order to allow them to participate in the long term success of our company and to promote a greater alignment of interests between our non-employee directors, senior officers and shareholders.

     Each DSU is equivalent in value to one share of Common Stock. Upon the voluntary resignation or termination for cause of a participant, all of the participant’s unvested DSUs will be forfeited without any entitlement to such participant. Upon the termination without cause, the disability, or the retirement of a participant, the participant will have a number of DSUs become vested in a linear manner as prescribed in the DSUP. Upon the death of a participant prior to the distribution of the DSUs credited to the account of such participant, an issuance of shares of Common Stock from treasury to settle the redemption of DSUs shall be made to the estate of the participant (less applicable withholding taxes).

     On the voluntary resignation, termination with cause, change of control or termination without cause, a recipient of a DSU is entitled to receive, from treasury of our company, in a prescribed manner, the number of shares of Common Stock required to settle the value of the DSUs (less applicable withholding taxes).

     A DSU granted to a participant who is a director of our company shall vest immediately on the award date. A DSU granted to a participant other than a director will generally vest as to one-third (1/3) of the number of DSUs granted on the first, second, and third anniversaries of the award date, unless otherwise determined by the Board. Fair value of the DSUs, which is based on the closing price of the shares of Common Stock of our company on the date of grant, is recorded as compensation expense in the period of grant.

     The Board may amend, suspend or terminate the DSUP at any time, provided that no such amendment, suspension or termination may be made without obtaining any required regulatory approval, including the TSX, or, if applicable, any other exchange on which the shares of our Common Stock trade, or, if requested by such regulatory authority, any shareholder approval. Furthermore, no such amendment, suspension or termination may:

(a)	without shareholder approval, increase the maximum number of shares of Common Stock that may be issued pursuant to DSUs granted under the DSUP; or

(b)

amend, alter or impair in any manner any DSUs previously granted to a participant, without the express written consent of such participant, irrespective of any action taken by the Board as described above.

     Except as required by law, the rights of a participant under the DSUP are not capable of being assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the participant. However, rights and obligations under the DSUP may be assigned by our company to a successor in the business of our company.

     DSUs are non-transferable (except to a participant’s estate as provided in the DSUP) and no certificates representing DSUs will be issued.

     Currently, 2,500,000 shares of Common Stock have been reserved for issuance under the DSUP. The maximum number of shares of Common Stock that may be reserved for issuance to any one participant pursuant to DSUs granted under the DSUP and any share compensation arrangement is 5% of the number of shares of Common Stock outstanding at the time of reservation, unless approval is otherwise obtained from the TSX, as applicable, and any grants of DSUs to any one participant may not exceed a value of $100,000 per annum on the date of grant.

      As of July 29, 2013, there were 1,765,453 DSUs issued and outstanding, representing 4% of the issued and outstanding shares of Common Stock on that date. 606,291 additional shares of Common Stock, representing 1% of the currently issued and outstanding shares of Common Stock, are available for grant under the DSUP.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

     No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this proxy statement.

     None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors’ or executive officers’ indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     BDO Canada LLP, Chartered Accountants, were appointed as our auditors on November 7, 2006. At the recommendation of the Audit Committee, our Board has selected BDO Canada LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending April 30, 2014, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting.

     Stockholder ratification of the selection of BDO Canada LLP, Chartered Accountants, as our independent registered public accounting firm is not required by the bylaws or otherwise. However, our Board is submitting the selection of BDO Canada LLP, Chartered Accountants, to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, our Board will reconsider whether or not to retain that firm. Even if the selection is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the board determines that such a change would be in the best interests of our company and its stockholders.

     Representatives of BDO Canada LLP, Chartered Accountants, attend the third quarter and year end meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by BDO Canada LLP, Chartered Accountants, as well as the fees charged by BDO Canada LLP, Chartered Accountants, for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with BDO Canada LLP, Chartered Accountants, can be found under the sections of this proxy statement entitled “Committees of the Board of Directors” and “Audit Committee Disclosure” on page 18.

     Our Audit Committee has considered and determined that the services provided by BDO Canada LLP, Chartered Accountants, are compatible with maintaining the independence of the principal accountant.

     Representatives of BDO Canada LLP, Chartered Accountants, will be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to BDO Canada LLP, Chartered Accountants

     BDO Canada LLP, Chartered Accountants, provided audit and other services during 2013 and 2012. This included the following fees:

	2013	2012
Audit Fees	$163,316	$144,538
Audit Related Fees	Nil	Nil
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total Fees	$163,316	$144,538

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings.

Audit Related Fees. There were no audit related fees paid to BDO Canada LLP during the fiscal years ended April 30, 2013 and April 30, 2012.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning. There were no tax fees paid to BDO Canada LLP during the fiscal years ended April 30, 2013 and April 30, 2012.

All Other Fees. There were no other fees paid to BDO Canada LLP, that are not covered by the headings set out above during our fiscal years ended April 30, 2013 and April 30, 2012.

     The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting. All services performed by BDO Canada LLP were pre-approved by the Audit Committee.

     The Audit Committee has considered the nature and amount of the fees billed by BDO Canada LLP, Chartered Accountants and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining BDO Canada LLP, Chartered Accountant’s independence.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of BDO Canada LLP, Chartered Accountants and to authorize the Board to fix the remuneration of auditors.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF SELECTION OF BDO CANADA LLP, CHARTERED ACCOUNTANTS, AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF OUR COMPANYAND TO AUTHORIZE THE BOARD TO FIX THE REMUNERATION OF AUDITORS.

PROPOSAL 3
APPROVAL OF AMENDMENT TO DSUP TO REMOVE THE REQUIREMENT
TO HAVE THE TORONTO STOCK EXCHANGE APPROVE ANY ANNUAL GRANTS OF DSUs
TO ANY ONE PARTICIPANT WITH AN AWARD MARKET VALUE OF
GREATER THAN $100,000 UNDER OUR DSUP

     A summary of the DSUP is included under the section entitled “Equity Compensation Plan Information – Deferred Share Unit Plan”.

     Among certain other restrictions, the DSUP provides that unless approval is otherwise obtained from the TSX, any grants of DSUs to any one participant may not exceed a value of $100,000 per annum on the date of grant (the “TSX Approval”).

     We originally received approval of the DSUP by the TSXV and our stockholders when we were a TSXV listed company. Since the original approval of the DSUP, we have graduated to the TSX where we are no longer subject to the requirement to have the TSX approve individual grants of DSUs. In May 2013, we approached the TSX with the request to remove the TSX Approval from the DSUP, which the TSX conditionally accepted subject to stockholder approval. Accordingly, we are seeking to amend the DSUP to remove the TSX Approval by a vote of stockholders.

     On July 23, 2013, the Board approved the amendment to the DSUP to remove the TSX Approval.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares, other than the 11,041,097 shares of Common Stock, representing 26.3% of the issued and outstanding shares of Common Stock as of the Record Date, held by insiders (as defined in the policies of the TSX) eligible to participate under the DSUP, present in person or represented by proxy and entitled to vote at the Meeting, will be required to approve the amendment to the DSUP to remove the TSX Approval. Stockholders will be asked to approve the following resolution:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE STOCKHOLDERS THAT:

1.

The Deferred Share Unit Plan (“DSUP”) be amended to remove the requirement to have the Toronto Stock Exchange approve any annual grants of deferred share units to any one participant with an Award Market Value (as defined in the DSUP) of greater than $100,000 under the CounterPath Corporation’s DSUP; and

2.

Any one director or officer of CounterPath Corporation be and is hereby authorized and directed, for and on behalf of CounterPath Corporation, to execute and deliver all such documents and instruments and to do all such acts and things as such director or officer may determine to be necessary or advisable to give effect to this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such document or instrument, and the taking of any such action.”

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL TO AMEND THE DSUP TO REMOVE THE REQUIREMENT TO HAVE THE TORONTO STOCK EXCHANGE APPROVE ANY ANNUAL GRANTS OF DSUs TO ANY ONE PARTICIPANT WITH AN AWARD MARKET VALUE OF GREATER THAN $100,000 UNDER OUR DSUP.

PROPOSAL 4
INCREASE IN AUTHORIZED COMMON STOCK

     Our Articles of Incorporation currently authorizes the issuance of 100,000,000 shares of preferred stock and 83,076,900 shares of Common Stock, par value $0.001 per share. No preferred stock is outstanding.

     As of the record date, we have 41,945,655 shares of Common Stock outstanding, leaving 41,131,245 shares of Common Stock available for future issuance. We may require additional shares of Common Stock for the purposes discussed below and accordingly, we wish to increase the number of shares of our Common Stock to 100,000,000 shares of Common Stock, par value US$0.001.

     On July 23, 2013, the Board approved the proposed amendment to the Articles of Incorporation, subject to the approval of a majority of the outstanding Common Stock.

     The Board believes it is in the best interest of our company to increase the number of authorized shares of Common Stock in order to give us greater flexibility in considering and planning for future corporate purposes, including, without limitation, financings, strategic transactions as well as other general corporate transactions. We have no plans, commitments, arrangements, understandings, or agreements to issue any shares that will be made available pursuant to the proposed increase in authorized stock. We have no plans to conduct a financing or otherwise issue shares, except through the exercise of options, warrants, or DSUs.

     Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the increase in the authorized number of shares of Common Stock. The additional authorized shares of Common Stock will have rights identical to our currently authorized and outstanding shares of Common Stock. Accordingly, effecting the proposal to increase the number of shares of Common Stock will not affect any rights of shareholders and par value will remain unchanged at $0.001 per share. The percentage of outstanding shares owned by each stockholder prior to the increase in the authorized number of shares of Common Stock will remain the same, For example, generally, a holder of two percent of the voting power of the outstanding shares of Common Stock immediately prior to the effective time of the increase in the authorized number of shares of Common Stock would continue to hold two percent of the voting power of the outstanding shares of Common Stock after the increase in the authorized number of shares of Common Stock.

Dissent Rights

     Under our bylaws, our stockholders are entitled, after complying with certain requirements of our bylaws, to dissent from approval of the proposal to amend our Articles of Incorporation to increase the number of authorized shares of Common Stock and to be paid the “fair value” of their shares of Common Stock, determined as of the close of business on the date before the proposal is approved. We will require strict compliance with the procedures set out in our bylaws.

     The following is intended as a brief summary of the material provisions of procedures required to be followed by a stockholder in order to dissent from the proposal to amend our Articles of Incorporation:

1.

A dissenting stockholder must send to our company, at or before the annual and special meeting, a written objection to the proposal. Failing to vote against the proposal will not constitute a waiver of the dissent rights, but voting against or failing to vote for the proposal by itself does not constitute filing of the written objection. In addition, a dissenting stockholder must not vote in favor of the proposal. A vote in favor of the proposal will constitute a waiver of the dissent rights in respects of the shares of our common stock so voted and will nullify any previously filed written objection. Submission of a blank proxy will constitute a vote in favor of the proposal since all signed proxies which contain no direction on voting are automatically voted in favor of the proposals.

2.

We must, within 10 days after our stockholders approve the proposal, send to each stockholder who has filed the written objection a notice that the proposal has been approved. Such notice is not required to be sent to any stockholder who voted for the proposal or who has withdrawn their objection.

3.

A dissenting stockholder must, within 20 days after receiving our notice of approval of the proposal or, if the dissenting stockholder does not receive such notice, within 20 days after learning that the proposal has been approved, send to our company a written notice containing:

	(a)	the stockholder’s name and address;
	(b)	the number and class of shares in respect of which the stockholder dissents; and
	(c)	a demand for payment of the fair value of such shares.

A dissenting stockholder may only claim the dissent rights with respect to all the shares of Common Stock held on behalf of any beneficial owner and registered in the name of the dissenting stockholder.

4.

A dissenting stockholder must, within 30 days after sending a notice demanding payment, send the share certificate(s) representing the shares in respect of which the stockholder dissents to our company or our transfer agent.

5.

We must, not later than 7 days after the later of (i) the day on which the amendment of our Articles of Incorporation is effective or (ii) the day we receive the notice demanding payment, send to each dissenting stockholder who has sent such notice:

	(a)	a written offer to pay for their shares in an amount considered by the Board to be fair value, accompanied by a statement showing how the fair value was determined; or
	(b)	a notification that we are unable lawfully to pay dissenting stockholders for their shares (as described below).

6.

If we are able lawfully to pay dissenting stockholders for their shares, we must pay for the shares of a dissenting stockholder within 10 days after our offer has been accepted, but any such offer lapses if we do not receive an acceptance within 30 days after the offer has been made.

7.

If we failed to make an offer described above, or if a dissenting stockholder fails to accept our offer, we may, within 50 days after the amendment of our Articles of Incorporation is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting stockholder. If we fail to apply to a court in this case, a dissenting stockholder may apply to a court for the same purpose within a further period of 20 days or within such further period as a court may allow.

     We must not make a payment to a dissenting stockholder if such payment is prohibited by any applicable law or if there are reasonable grounds for believing that:

1.	we are or would after the payment be unable to pay our liabilities as they become due; or

2.	the realizable value of our assets would thereby be less than the aggregate of our liabilities.

     On sending a notice demanding payment, a dissenting stockholder ceases to have any rights as a stockholder other than the right to be paid the fair value of their shares except where:

1.	the dissenting stockholder withdraws that notice before we make an offer to pay for their shares;

2.	we fail to make an offer to pay for their shares and the stockholder withdraws the notice; or

3.	our directors revoke or do not proceed with the amendment of our articles of incorporation, in which case the stockholder’s rights are reinstated as of the date the notice is sent.

     If you hold your shares of Common Stock in a brokerage account or in other nominee form and you wish to exercise dissent rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for payment by the broker or other nominee.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the increase in the authorized number of shares of Common Stock from 83,076,900 to 100,000,000. Stockholders will be asked to approve the following resolution:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE STOCKHOLDERS THAT:

1.

the Fourth Article of our Articles of Incorporation be, and it hereby is, amended by revoking in its entirety the first paragraph of the Fourth Article and the following being substituted in its place:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 200,000,000 shares, consisting of 100,000,000 shares of Common Stock having a par value of $0.001 per share and 100,000,000 shares of Preferred Stock having a par value of $0.001 per share, and to be issued in such series and to have such rights, preferences, and designation as determined by the Board of Directors of the Corporation.”

2.

any one director or officer of CounterPath Corporation be and is hereby authorized and directed, for and on behalf of CounterPath Corporation, to execute and deliver all such documents and instruments and to do all such acts and things as such director or officer may determine to be necessary or advisable to give effect to this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such document or instrument, and the taking of any such action.”

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT OF OUR ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 5
NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR EXECUTIVE
OFFICERS DISCLOSED IN THIS PROXY STATEMENT

     As required by Section 14A under the Exchange Act, we are required hold an advisory, non-binding vote to approve the compensation of our named executive officers as disclosed in the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement.

     The Compensation Committee is generally empowered to review the performance and development of our management in achieving corporate goals and objectives and to assure that our senior executives are compensated effectively in a manner consistent with our strategy, competitive practice and the requirements of the appropriate regulatory bodies.

     Generally, we compensate our executive officers with a compensation package that is designed to drive company performance to maximize shareholder value while meeting our needs and the needs of our executives. The following are objectives that we consider:

  alignment — to align the interests of executives and shareholders through equity-based compensation awards;
  retention — to attract, retain and motivate highly qualified, high performing executives to lead our growth and success; and
  performance — to provide, when appropriate, compensation that is dependent upon the executive’s achievements and the company’s performance.

     In order to achieve the above objectives, our executive compensation strategy is guided by the following principles:

  rewards under incentive plans are based upon our financial and operating results and increasing shareholder value;
  executive pay is set at sufficiently competitive levels to attract, retain and motivate highly talented individuals who are necessary for us to strive to achieve our goals, objectives and overall financial success; and
  compensation of an executive is based on such individual’s role, responsibilities, performance and experience.

     When making pay determinations for named executive officers, the Compensation Committee considers a variety of factors including, among others: (1) actual company performance as compared to pre-established goals, (2) individual executive performance and expected contribution to our future success, (3) changes in economic conditions and the external marketplace, (4) industry comparative compensation, (5) prior years’ compensation and long-term incentive awards, and (6) in the case of executive officers, other than Chief Executive Officer, the recommendation of our Chief Executive Officer, and in the case of our Chief Executive Officer, his negotiations with our Board. Ultimately, the Board uses its judgment and discretion when determining how much to pay our executive officers and sets the pay for such executives (including cash versus non-cash compensation) in the aggregate, at levels that it believes are competitive and necessary to attract and retain talented executives capable of achieving our company’s long-term objectives.

     The say-on-pay vote is advisory, and therefore not binding on our Company or our Board. Although non-binding, the vote will provide information to our Board regarding investor sentiment about our executive compensation philosophy, policies and practices, which our Board will be able to consider when determining executive compensation for the years to come.

Vote Required and Board Recommendation

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-X of the Exchange Act, including the compensation tables and narrative discussion.

THE BOARD OF DIRECTOR RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE RESOLUTION APPROVING, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE EXECUTIVE COMPENSATION SECTION OF THIS PROXY STATEMENT.

PROPOSAL 6
NON-BINDING RESOLUTION TO DETERMINE THE FREQUENCY OF AN ADVISORY VOTE ON
EXECUTIVE COMPENSATION

     As required by Section 14A under the Exchange Act, we are required to hold an advisory, non-binding vote regarding the frequency with which stockholders should have an opportunity to provide a say-on-pay vote. We are providing stockholders the option of selecting a frequency of every one, two or three years, or abstaining.

     For the reasons described below, we recommend that our stockholders select a frequency of every three years.

  Our executive compensation is designed in large part to support long-term value creation. A triennial vote will allow stockholders to better judge our executive compensation in relation to our long-term performance.

  A triennial vote will allow for any changes to our executive compensation to be in place long enough for stockholders to comprehend and evaluate the effectiveness of these changes.

     This vote is advisory, and therefore not binding on our company or our Board. Although the vote is non-binding, our Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering how frequently we should conduct future say-on-pay votes.

Vote Required and Board Recommendation

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our company’s named executive officers (the say-on-pay vote) by selecting whether such say-on-pay vote should be held every year, every two years, every three years or abstaining from such vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EVERY “THREE YEARS” AS THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Meeting of stockholders. To be eligible for inclusion in our 2014 proxy statement, your proposal must be received by us no later than 120 days before August 23, 2014 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2014 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than 120 days before August 23, 2014. While our Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2014 Meeting stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

     You may write to the Corporate Secretary of our company at our principal executive office by sending communications to “The Corporate Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 – 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada, V7X 1M3, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

STOCKHOLDER COMMUNICATIONS

     You must include your name and address in any such written communication and indicate whether you are a shareholder of our company.

     Our Corporate Secretary will compile all communications addressed to the Board, a committee of the Board or a specific director, summarize lengthy, repetitive or duplicative communications and forward them to the appropriate director or directors or committee chair. Complaints regarding accounting, internal controls or auditing will be forwarded to the chair of the Audit Committee. Our Corporate Secretary will not forward non-substantive communications or communications that pertain to personal grievances to directors, but will instead forward them to the appropriate department within our company for resolution. Our Corporate Secretary will retain a copy of such communications for review by any director upon his or her request.

     Any stockholder communication marked “confidential” will be logged by our Corporate Secretary as “received” but will not be reviewed, opened or otherwise held by our Corporate Secretary. Such confidential correspondence will be immediately forwarded to the addressee(s) without a memo or any other comment by our Corporate Secretary.

     Communications from an employee or agent of our company will be considered stockholder communications under this policy if made solely in his or her capacity as a stockholder. No communications from a director or officer of our company will be considered stockholder communications under this policy. In addition, proposals submitted by stockholders for inclusion in our annual proxy statement, and proposals submitted by stockholders for presentation at our annual stockholders meeting, will not be considered stockholder communications under this policy. Written communications submitted by stockholders recommending the nomination of a person to be a member of our Board will be forwarded to the independent members of the Board.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     Attention is directed to the financial statements contained in our Annual Report to Stockholders for the year ended April 30, 2013. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all stockholders of record as of July 29, 2013.

AVAILABILITY OF FORM 10-K

     A copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2013 which has been filed with the SEC, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of Common Stock upon written request to “The Corporate Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3.

REGISTRAR AND TRANSFER AGENT

     Our registrar and transfer agent is Valiant Trust Company, Proxy Department, 600 - 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, facsimile: (604) 681-3067, website www.valianttrust.com.

ADDITIONAL INFORMATION

     Additional information relating to our company is available on SEDAR at www.sedar.com and on the SEC website at www.sec.gov. Financial information relating to our company is provided in our company's comparative financial statements and management's discussion and analysis for the financial year ended April 30, 2013. Stockholders may contact our company to request copies of financial statements and management's discussion and analysis at the following address: “The Corporate Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3.

OTHER MATTERS TO COME BEFORE THE MEETING

     In addition to the matters to be voted upon by the stockholders, we will receive and consider both the Report of the Board to the stockholders, and the financial statements of our company for the years ended April 30, 2013 and April 30, 2012, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

     Our Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Terence Matthews
Terence Matthews
Chairman of the Board

Dated: August 2, 2013

EXHIBIT A

CORPORATE GOVERNANCE DISCLOSURE

The disclosure noted below is in accordance with National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”). The section references are to Form 58-101F1 in accordance with NI 58-101.

1.	Board of Directors

	(a)	Peter Charbonneau, Chris Cooper and Larry Timlick are independent directors(1).

	(b)	Directors that are not considered independent under National Instrument 52-110 (“NI 52-110”) and the basis for that determination is as follows:

Director	Basis for Non-Independence (1)
Donovan Jones	Acts as our President and Chief Executive Officer and therefore is an executive officer of the company and not independent.
Owen Matthews	Mr. Owen Matthews is the son of Terence Matthews, the chairman of our company and is not considered independent because he is a family member of an executive officer, being the chairman.
Terence Matthews	As the chairman of our company, Mr. Matthews is not considered to be independent, as the chairman is considered an executive officer under NI 52-110.

(1)	As defined by NI 52-110.

(c)

The Board is comprised of three independent directors and three non-independent directors. Accordingly, a majority of the directors of the Company are not independent directors. At the present time, the Board (including all of the independent directors) is of the view that it is able to operate objectively and in the best interests of the Company, notwithstanding that a majority of the directors are not independent under NI 58-101. The members of the Board possess sufficient public company and industry experience such that the Board, in its totality, is able to operate effectively. The Board encourages an atmosphere of candour and constructive dissent. Further, the directors of the Company are aware of the laws requiring disclosure of conflicts of interest and the fact that the Company will rely upon such laws in respect of any conflict of interest, including the obligation of a director to abstain from voting in respect of any matter involving a conflict of interest.

(d)	Directorships

The following directors are also directors of other reporting issuers (or the equivalent in a foreign jurisdiction), as identified next to their name:

Director	Reporting Issuers or Equivalent in a Foreign Jurisdiction
Peter Charbonneau	Mitel Networks Corporation
Chris Cooper	Aroway Energy Inc., Edge Resources Inc., Northern Sun Exploration Company Inc., Rift Basin Resources Corp., Turnberry Resources Ltd.
Donovan Jones	None
Owen Matthews	None
Terence Matthews	Magor Corporation, Mitel Networks Corporation, ProntoForms Corporation, Solace Systems, Inc.
Larry Timlick	Kensington Court Ventures Inc., Elevation Capital Corp.

(e)	Independent Directors’ Meetings

Members of management may be excluded from a portion of each regularly scheduled meeting of the directors, as required. Meetings where non-independent directors are not in attendance (“Executive Meetings”) may be held as required by the independent directors; this is considered appropriate given the Company’s overall governance. Two such Executive Meetings have been held during the Company’s most recently completed fiscal year.

(f)

Terence Matthews, the chairman of the Company is not considered an independent director under NI 52-110. Collectively, the members of the Board possess sufficient public company and industry experience such that a lead independent director is not considered necessary at this time. The independent directors possess sufficient board and management experience such that they are able to operate effectively amongst themselves without the designation of a lead independent director. The Board encourages an atmosphere of candour and constructive dissent.

(g)	The attendance record of each director for all Board meetings held since the beginning of the Company’s most recently completed financial year is set forth below:

Director	Number of Board Meetings Attended in Fiscal Year 2013
Peter Charbonneau	4 of 4
Chris Cooper	4 of 4
Donovan Jones	4 of 4
Owen Matthews	4 of 4
Terence Matthews	4 of 4
Larry Timlick	4 of 4

2.	Board Mandate

The text of the board's written mandate is attached hereto as Appendix A.

3.	Position Descriptions

(a) The Board has established a written position description for its chairman and for the chairman of each committee of the Board.

(b) The Board has established a written position description for its Chief Executive Officer.

4.	Orientation and Continuing Education

(a)

We have a formal process to orient and educate new recruits to the Board regarding the role of the Board, its committees and its directors, as well as the nature and operations of our business. This process provides for an orientation day with key members of the management staff, and further provides key reference and background materials, such as the current board approved business and strategic plan, the most recent board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements. We also provide new directors with the Code of Business Conduct and Ethics and Compliance Program, and the charters for each committee of the Board, each of which has been approved by the Board.

(b) The Board provides continuing education for its directors, as required, to maintain the skills and knowledge necessary to meet his or her obligations as directors.

5.	Ethical Business Conduct

The Board has adopted a written code of business conduct and ethics and compliance program (the “Code”). The Code was adopted by the Board on July 16, 2004. The Code has been filed as an Exhibit to our Form 10-KSB filed on July 29, 2004, and amended April 24, 2008, and can be found on our website at www.counterpath.com.

Employees, officers and directors and contractors are required read the Code and acknowledge through signature annually, that they understand the standards and policies contained in the Code and agree to comply fully with the standards, policies and procedures contained in the Code and our company’s related policies and procedures including the obligation to report any suspected violations of the Code.

The Board encourages and promotes a culture of ethical business conduct through the adoption and monitoring of the Code, the insider trading policy, the whistle-blower policy and such other policies that may be adopted from time to time. The Board conducts regular reviews with management for compliance with such policies.

6.	Nomination of Directors

(a)

Our independent directors meet at least twice yearly and are responsible for identifying new director nominees. All director nominees are recommended for nomination to the Board by a majority of our independent directors in a vote in which only independent directors participate.

(b)

In identifying candidates for membership on the Board, the independent directors take into account all factors they considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. As part of the process, the independent directors are responsible for conducting background searches, and are empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the Board.

7.	Compensation

(a)

The Board has appointed a Compensation Committee, which is responsible for, among other things, developing the Company’s approach to executive compensation and periodically reviewing the compensation of the directors.

(b)

The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other equity-based benefit plans, recommends changes or additions to those plans, and reports to the Board on compensation matters.

8.	Other Board Committees

None other than the audit committee and compensation committee.

9.	Assessments

The Board intends that individual director assessments be conducted by other directors, taking into account each director's contributions at board meetings, service on committees, experience base, and their general ability to contribute to one or more of the Company's major needs. However, due to its stage of development and its need to deal with other urgent priorities, the Board has not yet implemented such a formal process of assessment.

Appendix A

CounterPath Corporation
Board Mandate

Statutory Power of the Board

     The board of directors of CounterPath Corporation (the “Company”) is elected by the shareholders of the Company and has the statutory power and obligation to supervise the management of the Company. The role of the board is primarily one of stewardship. Although directors are elected by shareholders, a director’s duty is owed first and foremost to the Company and not to a particular constituency.

Fiduciary Duty and Duty of Care

     The board’s fundamental relationship with the Company is guided by a fiduciary principle that requires each director to act honestly and in good faith with a view to the best interests of the Company. In exercising their powers and discharging their duties, every director must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. These principles require a director to put the Company’s interests first, avoid conflicts of interest and avoid exploiting business opportunities of the Company for self-interest purposes. This mandate is not intended to expand upon the standards of conduct prescribed under statutory or regulatory requirements for directors of a corporation.

     The board may designate the officers of the Company, specify their duties and delegate to them powers to manage the day to day business and affairs of the Company. In addition, the board discharges its responsibilities through standing committees such as the audit committee and the compensation committee and may also periodically form special committees to address specific issues of a more short-term nature. The duties and responsibilities delegated to standing committees of the board are prescribed in the charters for such standing committees.

     Additionally, absent actual knowledge to the contrary, the board shall be entitled to rely on (i) the integrity of those persons or organizations within or outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided by such person or organization, and (iii) representations made by management and such persons or organizations in relation to any services provided by such persons or organizations to the Company and its subsidiaries.

Primary Board Roles

     The board’s primary roles are to oversee corporate performance and provide quality, depth and continuity of management to meet the Company’s strategic objectives. The board will focus its attention on the following key responsibilities:

Appoint and oversee the Chief Executive Officer and other senior officers.

The board will appoint, monitor and evaluate the performance of the chief executive officer and key employees, settle the terms of employment of the chief executive officer and key employees, with input from the compensation committee, approve organizational changes and ensure that adequate planning is undertaken for management training, development and succession.

Oversee strategy implementation and performance.

The board will review and evaluate a strategic planning process developed by management and will provide guidance regarding the process. The board will monitor management’s implementation of the process and provide ongoing advice on strategic planning matters for the Company. The board will provide guidance regarding changes required to improve corporate performance in terms of profitability, growth and competitive strength. The board will approve, at least on an annual basis, a business plan for the Company which takes into account, among other things, the opportunities and risks of the business.

Monitor the financial performance of the Company and other financial reporting matters.

The board will approve the audited financial statements and interim financial statements of the Company, and the notes thereto and the management’s discussion and analysis accompanying such financial statements and such other financial reports as the board, with input from the audit committee, is required to approve from time to time in accordance with applicable securities laws and the rules of any stock exchange on which the Company’s securities are listed for trading.

Identify and oversee management of principal business risks.

The board will, among other actions, require periodic reports from management describing the Company’s programs and systems for identifying financial and other business risks and for managing such risks and protecting corporate assets such as intellectual property, confidential information, physical property and employees. The board will provide advice to management regarding any changes or improvements necessary or desirable to improve the Company’s management of its principal business risks.

Monitor the legal and ethical performance of the Company.

The board will seek assurances that the Company adheres to and complies with all applicable laws and legal standards and ensure that processes and policies are established and communicated to management and other employees to encourage appropriate attention to legal compliance issues, including compliance with contractual obligations and claims against the Company, as well as timely reporting of significant legal matters to the board.

The board will seek assurances from the chief executive officer, the Corporate Counsel and management that the company’s business is conducted in a manner that reflects strict adherence to the Code of Business Conduct and Ethics and Compliance and core corporate values and that the chief executive officer and management create a culture of integrity throughout the Company.

Maintain shareholder relations.

The board will seek assurances from management that the Company makes complete, accurate and timely disclosure of material information and complies with disclosure requirements prescribed in securities legislation. The board will ensure that the Company makes such disclosure directly to shareholders or indirectly to shareholders through the financial press, analysts, employees and other corporate stakeholders and regulatory authorities with regard to the plans, decisions, prospects and financial results of the Company and receives feedback from such stakeholders.

Oversee internal control and management information systems.

The board, or such committee as designated by the board, will review periodic reports describing the Company’s internal control systems and management information systems and provide advice on changes required to improve the adequacy of the systems as well as oversee the Company’s compliance with applicable audit, accounting and financial reports and requirements.

The Board’s Commitment

     The board undertakes to maintain an independent view of the Company’s strategic direction, the chief executive officer and management. The board will continually seek to improve its effectiveness by:

  creating an atmosphere of intellectual honesty and promoting a culture of integrity within the Company and adherence to core corporate values;

  preparing for and attending board meetings and promoting open, constructive and critical dialogue among board members and between board members and management;

  keeping up to date on the Company, its business, principal risks and strategy, and engaging in dialogue inside and outside the boardroom on substantive issues;

  stating questions and concerns regarding the Company, its business, principal risks or other matters or issues as they arise;

  sharing perspectives, experience and judgment with and providing guidance and strategic direction to management;

  continually assessing management’s operational performance in executing the Company’s business plan and evaluating the adequacy of controls in audit and performance;

  declaring any conflicts of interest, real or perceived;

  continually seeking ways to assess and improve overall board performance; and

  adhering to this mandate and reviewing and reassessing the adequacy of the mandate at least annually.

Proxy

TO BE HELD AT SUITE 300 – 505 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA SEPTEMBER 25, 2013, AT 11:00 AM (VANCOUVER TIME)

The undersigned stockholder ("Registered Stockholder") of the Company hereby appoints, Donovan Jones, the President, Chief Executive Officer and a director of the Company, or failing this person, David Karp, the Chief Financial Officer, Treasurer and Corporate Secretary of the Company, or in the place of the foregoing, ______________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Stockholders of the Company (the "**Meeting**") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE: ______________________________

Please Print Name: ______________________________

Date: ______________________________

Number of Shares Represented by Proxy: ______________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement)

		For	Withhold
1.	To elect as Director, Chris Cooper	❑	❑
2.	To elect as Director, Donovan Jones	❑	❑
3.	To elect as Director, Owen Matthews	❑	❑
4.	To elect as Director, Terence Matthews	❑	❑
5.	To elect as Director, Larry Timlick	❑	❑
		For	**Withhold**
6.	To appoint BDO Canada LLP, Chartered Accountants, as auditors of the Company	❑	❑

		1 Year	2 Years	3 Years	Abstain
11.	To consider and cast an advisory vote upon a non-binding resolution to determine the frequency of an advisory vote on executive compensation	❑	❑	❑	❑

CW6448454.2

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder, by the Company.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Stockholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy, and for the nominees of management for directors and auditor as identified in this Instrument of Proxy and for “3 years” for proposal 11 as identified in this Instrument of Proxy; OR

(b)

appoint another proxyholder, who need not be a Registered Stockholder of the Company, to vote according to the Registered Stockholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting, or voted for or against, as applicable, in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

8.

You may use the internet site at https://www.membersvote.com/counterpath to transmit your voting instructions. You should have this form of proxy in hand when you access the web site. You will be prompted to enter your Control Number, which is located on this Form of Proxy. If you vote by internet, your vote must be received not later than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or any adjournment thereof. This website may be used to appoint a proxy holder to attend and vote on your behalf at the Meeting and to convey your voting instructions. Complete proxy instructions are found in the Proxy Statement.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of VALIANT TRUST COMPANY no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting or any adjournment thereof.

The mailing address of Valiant Trust Company is Suite 600, 750 Cambie Street, Vancouver, BC, V6B 0A2,
fax number is 604.681.3067, or by Internet voting at https://www.membersvote.com/counterpath